April 29, 2013	Securities Act of 1933 File No. 333-148736

PROSPECTUS FOR FLEXIBLE SOLUTIONS® VARIABLE UNIVERSAL LIFE – GOLD SERIES

Issued by The Guardian Insurance & Annuity Company, Inc. through The Guardian Separate Account N

7 Hanover Square, New York, New York 10004

Flexible Solutions® Variable Universal Life – Gold Series (Flexible Solutions VUL) is an individual variable universal life insurance policy providing lifetime insurance protection. It offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

The following variable investment options are available through this product.

RS Investment Management Co. LLC

(Class I)

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield VIP Series

RS Low Duration Bond VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

AllianceBernstein L.P. (Class B Shares)

AllianceBernstein VPS Growth and Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Value Portfolio

Davis Selected Advisers, LP

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

EULAV Asset Management

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Fidelity Management & Research Company
(Service Class 2 Shares)

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

Gabelli Funds, LLC

Gabelli Capital Asset Fund

Invesco Advisers, Inc. (Series I Shares)

Invesco V.I. American Franchise Fund (formerly the Invesco Van Kampen V.I. American Franchise Fund)

Invesco V.I. Core Equity Fund

Invesco V.I. Utilities Fund

Janus Capital Management LLC
(Institutional Shares)

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Global Research Portfolio (prior to May 1, 2013 this Fund was known as the Janus Aspen Worldwide Portfolio)

Massachusetts Financial Services Company
(Initial Class Shares)

MFS® Growth Series

MFS® Total Return Series

MFS® Investors Trust Series

MFS® Research Series

MFS® New Discovery Series

This prospectus sets forth information that you should know about the Policy before investing. Please retain it for future reference. It must be accompanied by the current prospectuses for the foregoing variable investment options.

Please read these prospectuses carefully before investing.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Flexible Solutions VUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the Policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Flexible Solutions VUL variable universal life insurance Policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the Policy. It is qualified by the detailed explanation which follows and the terms of your VUL policy. A prospective purchaser should evaluate the need for life insurance and the Policy’s long term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Flexible Solutions VUL Policy. Variable life insurance is not a short-term investment.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your Policy may increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your Policy has no guaranteed cash value. The Policy is not generally suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death Benefits

You have a choice of three death benefit options with this Policy:

•	under Option 1, the death benefit is a fixed amount, your Policy’s Face Amount.

•

under Option 2, the death benefit is a variable amount, based on your Policy’s Face Amount and the value of the investments held in your Policy, your Policy Account Value. These values can change depending on the performance of the investments held in your Policy.

•

under Option 3, the death benefit is an amount based on your Policy’s Face Amount and the sum of your Net Accumulated Premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner.

You can find definitions of special terms used in this prospectus in Appendix A.

Benefits

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. Life insurance may also provide certain tax benefits.

SUMMARY	PROSPECTUS	1

Within certain limits, you can change your Policy’s death benefit option from Option 2 or 3 to Option 1 on or after the first Policy Anniversary and as long as the insured is still living, until the Policy Anniversary closest to the insured’s 100th birthday. At the insured’s Attained Age 100, the death benefit option will automatically be changed to Option 1. See “Death Benefit Options.” At the insured’s Attained Age 121, we will pay the Policy Account Value less Policy Debt to you.

Additional Sum Insured

You may purchase an Additional Sum Insured when the policy is issued. The Additional Sum Insured will be part of your Policy’s Face Amount until the insured’s Attained Age 100 at which time this coverage terminates. This option may not be available in all jurisdictions. See “Benefits and Policy Values.”

Rider Benefits

Riders are a way to add to the coverage offered by your Policy. A variety of riders are offered under the Policy. There may be additional costs for rider benefits. See “Appendix B.”

Tax Benefits

In most cases, you are not taxed on earnings until you take earnings out of the Policy. The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit. See “Federal Tax Considerations.”

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Flexible Solutions VUL, which together form your Policy premium. See “Premiums.” After you have paid the Minimum to Issue Premium, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if your Policy Account Value, after subtracting the Monthly Deductions and the Policy Debt, is less than zero on a Monthly Processing Date, your Policy may lapse, unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements. We will warn you if your Policy is in danger of lapsing. See “Default.”

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option. See “Your Allocation Options.” Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to limit these options in the future.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium.

Flexible premium

payments

After you have paid the Minimum to Issue Premium you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option.

2	PROSPECTUS	SUMMARY

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objective, risks, fees and charges before investing in any variable investment option. See “The Variable Investment Options.”

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 3%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See “Transfers Between the Investment Options” and “Frequent Transfers Among the Variable Investment Options.” We also limit transfers out of the fixed-rate option. See “Transfers from the Fixed-rate Option.”

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals of your Policy’s Net Cash Surrender Value. See “Partial Withdrawals.” The Net Cash Surrender Value is your Policy Account Value minus any surrender charges and Policy Debt.

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. There are risks associated with Policy loans. When you take a Policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options and the loan, therefore, can affect the Policy Account Value and death benefit over time whether or not the loan is repaid. Outstanding loans reduce the amounts available for withdrawal or surrender, and the amount we pay on the insured’s death. Your Policy may lapse (terminate without value) if your Policy Debt plus Monthly Deduction due on any Monthly Processing Date exceeds the Policy Account Value. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See “Policy Loans” and “Federal Tax Considerations.”

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage. A surrender charge applies for 8 Policy Years after

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Surrender and

Withdrawal Risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

SUMMARY	PROSPECTUS	3

the Issue Date. An additional surrender charge will be applicable for 8 years from the date of any increase in the Face Amount of the Policy. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short term investment. Surrenders and partial withdrawals may have tax consequences. See “Surrendering Your Policy” and “Federal Tax Considerations.”

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Flexible Solutions VUL Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional tax. See “Federal Tax Considerations.”

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Flexible Solutions VUL Policy. See “Charges and Deductions Tables” and “Deductions and Charges.”

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

You may request a decrease in the Face Amount at any time. The requested decrease must be at least $5,000, the insured must be alive on the date the decrease will take effect and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The new Face Amount cannot be lower than GIAC’s current minimum Face Amount. See “Decreasing the Face Amount.”

Loan Risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, and the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deductions due on a Monthly Processing Date reduce the Policy Account Value to less than zero. A loan also may have tax consequences.

Tax Risk

Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing a Policy.

Risk of increase in

current fees and

expenses

Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these expenses up to the guaranteed maximum levels.

4	PROSPECTUS	SUMMARY

Increasing the face amount of the policy

On and after your first Policy Anniversary, you may request an increase in your Policy’s Face Amount. The increase is subject to evidence of insurability, must be for at least $25,000, the insured must be Attained Age 70 or less at the time of the increase and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The amount of each increase will be treated as a separate Policy Segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, Target Premiums, Minimum Monthly Premium (if the No Lapse Guarantee is in effect) and Guaranteed Coverage Rider Minimum Monthly Premium (if the Guaranteed Coverage Rider is in effect). The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. See “Increasing the Face Amount.”

Exchanging Your Flexible Solutions VUL Policy for a Fixed-benefit Life Insurance Policy

You may exchange your Flexible Solutions VUL Policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the insured’s Attained Age 90. There may be a credit or a cost to be paid. See “Exchanging a Policy.”

Canceling Your Policy After It Has Been Issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy, or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See “Your Right To Cancel Your Policy.”

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If your Policy has a No Lapse Guarantee feature, during the No Lapse Guarantee Period your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

If your Policy has the Guaranteed Coverage Rider, and the No Lapse Guarantee is not applicable, while this Rider is in force, your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the Guaranteed Coverage Rider requirement is satisfied. See “Guaranteed Coverage Rider.”

We will warn you at least 30 days in advance if we see that your Policy is in danger of lapsing. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment when requested. See “Default.”

Policy changes

you can make

With certain restrictions, you may:

•	request an increase or decrease in the Face Amount of your Policy

•	exchange your Flexible Solutions VUL Policy for a level premium fixed-benefit life insurance policy

•	cancel your Policy after it has been issued.

Risk of policy

lapse

Your Policy may lapse if you don’t pay enough Policy premium or if you have excess Policy Debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, policy duration, Face Amount and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Account Value among the variable investment options and the fixed-rate option. All charges have been rounded to the nearest cent or hundredth, as applicable.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (Premium tax included)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: •7% of premiums paid up to one Target Premium[3] •4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$43.39 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$2.07 per $1,000 of Basic Sum Insured
Surrender Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$4,163
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Reinstatement Charge	Upon reinstatement

(1)   interest on any excess of Policy Debt over Policy Account Value, @6% per year, plus

(2)   the difference between the Policy’s surrender charge on the reinstatement date and on the date of lapse, plus

(3)   interest on the Policy Debt from the date of lapse to the date of reinstatement.

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The premium charge includes a charge for premium taxes, which vary from jurisdiction to jurisdiction and currently range from 0%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

[2]

Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium and 0% in excess of one Target Premium.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.24 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $100 per $1,000 of Face Amount.

[4]

The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year until it reaches 0% by the beginning of the 9th Policy Year following the Initial Face Amount and each increase in Face Amount. Surrender charges vary based on the insured’s age, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table may not be representative of the charges you will pay. Contact our Customer Service Office for further information.

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. Charges for “Optional Policy Benefits” are the charges we deduct if you choose to add optional benefits by rider. All charges have been rounded to the nearest cent or hundredth as applicable.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	Policy Years 1-10: 0.75% annually of the Policy Account Value in the variable investment options.[1]	Policy Years 1-10: 0.50% annually of the Policy Account Value in the variable investment options.[2]
Maximum Guaranteed Charge and Current Charge
Cost of Insurance[3]
Maximum First Year Charge	Monthly	$5.42 per $1,000 of Net Amount at Risk (NAR)[4]
Minimum First Year Charge	Monthly	$.010 per $1,000 of NAR[5]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.07 per $1,000 of NAR
Policy Charge	Monthly	$7.50
Administrative Charge[6]
Maximum Charge	Monthly	$0.82 per $1,000 of Basic Sum Insured
Minimum Charge	Monthly	$0.05 per $1,000 of Basic Sum Insured
Administrative Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.13 per $1,000 of Basic Sum Insured

SUMMARY	PROSPECTUS	7

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Interest on Policy Loans	Annually on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter[7,8]
Charges for Optional Policy Benefits[9]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$0.11 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$0.06 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.69 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider
Maximum First Year Charge	Monthly	$0.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$0.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	0.03 per $1.00 of Monthly Deduction
Guaranteed Insurability Option Rider (GIO)
Maximum First Year Charge	Monthly	$0.41 per $1,000 of GIO face amount
Minimum First Year Charge	Monthly	$0.21 per $1,000 of GIO face amount

8	PROSPECTUS	SUMMARY

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Guaranteed Insurability Option Rider (GIO) (continued)
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.09 per $1,000 of GIO Face amount
Disability Benefit Rider (DBR)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$0.94 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$2.30 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

In Policy Years 11-20, we deduct an annual maximum charge of 0.35% of the Policy Account Value in the variable investment options up to the Account Value Breakpoint and 0.25% above the Account Value Breakpoint. In Policy Years 21 and beyond, we deduct an annual maximum charge of 0.25% of the Policy Account Value in the variable investment options. The “Account Value Breakpoint” is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

[2]

In Policy Years 11-20, we deduct an annual current charge of 0.10% of the Policy Account Value in the variable investment options up to the Account Value Breakpoint[4]. In Policy Years 21 and beyond, the current charge is 0.00%. The “Account Value Breakpoint” is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

[3]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. The cost of insurance charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[4]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $45.14 per $1,000 of NAR.

[5]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $.014 per $1,000 of NAR.

[6]

The administrative charge is imposed for the first 10 Policy Years and Coverage Years only. This is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. This charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]

After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.

SUMMARY	PROSPECTUS	9

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds available under this Policy as of April 30, 2012 during the most recent fiscal year. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses[1]	0.41%	1.27%

1	The range of Total Gross Annual Underlying Mutual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

If a policyowner is deemed to have engaged in “market timing,” a mutual fund may assess redemption fees. See “Frequent Transfers Among the Variable Investment Options.”

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

[8]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[9]

Charges for the Accidental Death Benefit Rider, the Guaranteed Insurability Option Rider, the Waiver of Monthly Deductions Rider, and the Disability Benefit Rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

10	PROSPECTUS	SUMMARY

The Flexible Solutions VUL Policy Diagram

[1]	This diagram excludes the transfer charge which is not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Issuing the policy

A Flexible Solutions VUL insurance Policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class).

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC.

Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. These terms of your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible Solutions VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class). To issue a Policy:

•	the insured must be age 85 or under ( age 20-80 for preferred plus NT, preferred NT, standard, and sub-standard smoker risk classes) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

If you are interested in replacing an existing policy with a Flexible Solutions VUL Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Flexible Solutions VUL Policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. If we backdate your Policy, we will deduct on the Issue Date the Monthly Deductions due from the backdated Policy Date to the Issue Date. In certain circumstances, we may also require an additional premium payment to put a backdated policy in force. We will not backdate a Policy to a date before which the Policy was available.

12	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the Policy. You may own the Policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the Policy unless ownership of the Policy has been assigned to someone else. Except for transfers, all of the Policy’s joint owners must approve Policy transactions or changes in writing, including assigning ownership of the Policy to someone else. When a joint policyowner dies, we will divide his or her share of the Policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

You may change the policyowner by written request in Good Order signed and dated by all policyowners. The change will be made effective on the date the request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there were joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the Policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the Policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. A policyowner does not have to be the insured.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

You may purchase an Additional Sum Insured under the Policy, which provides additional insurance coverage in addition to the Basic Sum Insured. The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates;

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Deductions and Charges;” “Death Benefit Options;” and “Federal Tax Considerations.”

You should consider several factors in deciding whether to purchase coverage as Basic Sum Insured only or Basic Sum Insured plus Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured.

•

The Additional Sum Insured will have its own Target Premium, in addition to the Basic Sum Insured Target Premium. However, the Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage with the Additional Sum Insured, rather than only the Basic Sum Insured.

You may purchase Additional Sum Insured coverage only at issue. It cannot be added to your Policy as part of a Face Amount increase.

The Additional Sum Insured may not be available in all jurisdictions.

Please check with your registered representative.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value less Policy Debt, after

14	PROSPECTUS	BENEFITS AND POLICY VALUES

subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Condition is satisfied.

The No Lapse Guarantee is provided at issue on all Policies where the insured is not older than Attained Age 75 on the Policy Date and where the insured is determined to be (by our underwriting staff) a standard or better risk with no extra charge on the cost of insurance rates due to adverse underwriting risk. The No Lapse Guarantee Period varies depending on the age of the insured on the Policy Date. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Condition on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of Minimum Monthly Premiums, as outlined in your Policy, up to this date. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Condition. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of the original Minimum Monthly Premium for the period up to the increase, plus the new Minimum Monthly Premium for the period after the increase in your Policy’s Face Amount.

If your Policy satisfies the No Lapse Guarantee Condition on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the No Lapse Guarantee Condition, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount by which the Policy Debt exceeds Policy Account Value, or the amount required to satisfy the No Lapse Guarantee Condition. If you do not make the required payment, the Policy will lapse. See “Default.” While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

GUARANTEED COVERAGE RIDER

The Guaranteed Coverage Rider ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect until termination of the Guaranteed Coverage Rider, so long as the Guaranteed Coverage Rider Requirement is satisfied.

The Guaranteed Coverage Rider is provided at issue on all policies that have elected death benefit Option 1 where the insured is not older than age 75 on the Policy Date and is not rated sub-standard. There is no charge for this rider, and it cannot be added after issue. Coverage under the Rider begins on the Policy Date and terminates upon the earliest of:

•	the Policy Anniversary nearest to the insured’s Attained Age 85;

•	the expiration of the Policy’s grace period, unless the amount required to be paid, as described in the “Default” section of this Prospectus, is paid.

•	the effective date of any increase in Face Amount if the insured is rated substandard for that increase.

Once terminated, the Guaranteed Coverage Rider cannot be reinstated.

To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero and the No Lapse Guarantee is not satisfied or not in force, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider. You may make a payment to catch up with this requirement.

Your Guaranteed Coverage Rider Minimum Monthly Premium is shown in your Policy. If you increase the Face Amount of your Policy after the first Policy Year, your Guaranteed Coverage Rider Minimum Monthly

16	PROSPECTUS	BENEFITS AND POLICY VALUES

Premium will change, which in turn changes the amount that you must contribute in order to satisfy the Guaranteed Coverage Rider Requirement. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal as the sum of the original Guaranteed Coverage Rider Minimum Monthly Premiums for the period up to the increase, plus the new Guaranteed Coverage Rider Minimum Monthly Premiums for the period after the increase in your Policy’s Face Amount, accumulated at 4.5% annual interest.

If your Policy satisfies the Guaranteed Coverage Rider Requirement while this Rider is in force on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), you will have a 61-day grace period from that date to make a required payment equal to the least of (i) the amount by which the Policy Debt exceeds Policy Account Value, (ii) the amount required to satisfy the No Lapse Guarantee Condition, if applicable, under the Policy, or (iii) the amount necessary to satisfy the Guaranteed Coverage Rider requirement. If you do not make the required payment, the Policy will lapse. See “Default”. While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this Policy. You must choose the option you want when you complete your application. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you

Death benefit

options

You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and lower monthly deductions best fit your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases, you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, if your investments perform well and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 100th birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 100th birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, then the Net Amount at Risk will generally be lower. Also, the more premiums you pay, the lower your Net Amount at Risk will generally be. When your Net Amount at Risk is reduced, the amount that we deduct for the cost of insurance charges each month may also go down.

Beginning on the Policy Anniversary on which the insured is Attained Age 100, the death benefit option must be Option 1. If Option 2 or 3 is in effect at that time, it will automatically be changed to Option 1. See “Changing Your Death Benefit Option.”

18	PROSPECTUS	BENEFITS AND POLICY VALUES

Maturity Benefit

On the Policy Anniversary closest to the insured’s 121st birthday a maturity benefit equal to the Policy Account Value less any Policy Debt will be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

The Minimum Required Death Benefit

The Policy has a minimum required death benefit. The minimum required death benefit is the lowest death benefit under which the Policy will qualify as life insurance under Section 7702 of the Internal Revenue Code.

We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which test you want used when you complete your application. Once you’ve made your choice, you cannot change it.

If you do not elect a test on your application, we will assume that you intended to elect the Guideline Premium Test.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Comparing the Death Benefit qualification tests

Effect of choice of test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium Payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in early years of the Policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except in early years of the Policy
Face amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is equal to the Policy Account Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test.

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option from Option 2 or Option 3 to Option 1, as long as the

BENEFITS AND POLICY VALUES	PROSPECTUS	19

insured is alive when we make the change. No evidence of insurability will be required. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt in Good Order at our Customer Service Office of your signed request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option to Option 1, we will increase the Policy’s Face Amount to keep the death benefit the same immediately before and after the change. The increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount.

We won’t deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

Limitations on your right to change the death benefit option

We will not approve any request to change the option if Monthly Deductions are being waived under the Waiver of Monthly Deductions rider. If you exercise the benefit under the Policy Continuation Rider, we will change your death benefit to Option 1 and no subsequent changes will be permitted. We will not approve any request to change to any option other than Option 1. The death benefit option will be automatically changed to Option 1 on the Policy Anniversary on which the insured is Attained Age 100, and no change to the death benefit option will be permitted thereafter.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See “Limits To GIAC’s Right To Challenge a Policy.”

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

Amounts in the Separate Account

Any Net Premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, or when we withdraw your Monthly Deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the

20	PROSPECTUS	BENEFITS AND POLICY VALUES

number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

Note that you bear all risks associated with the investments in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any Policy values that may be in the Loan Account as collateral for a Policy loan. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account; minus

•	your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value.

CASH SURRENDER VALUE AND NET CASH SURRENDER VALUE

Cash Surrender Value is the Policy Account Value minus any surrender charges. There are no surrender charges after your Policy or any Policy Segment has been in effect for 8 years. Net Cash Surrender Value is the amount you would actually receive if you surrendered your life insurance policy. It is your Policy Account Value minus any surrender charges and minus any Policy Debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. Even if this happens, the Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee Condition is satisfied or the Guaranteed Coverage Rider is in effect and the requirement satisfied. See “No Lapse Guarantee,” and “Guaranteed Coverage Rider.”

Net Cash

Surrender Value

Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	21

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid your Minimum to Issue Premium, but not before your Policy’s Issue Date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy. Your Minimum to Issue Premium is the amount you must pay to put your Policy inforce. It is shown in your Policy.

Subsequent premiums. When you set up your Policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deductions, is not less than zero.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans. If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically deduct premium payments each month from a bank account you designate. We will not send a bill or a confirmation for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period. If we are unable to obtain the

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

premium payment from your bank account, we may automatically switch you to quarterly billing.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6%. Under the Cash Value Accumulation Test, through Policy Year seven, the maximum premium we will accept is the greater of (i) the 7-pay premium or (ii) the largest premium that will not generate a Corridor Death Benefit. Beginning in Policy Year 8, the maximum premium we will accept is the greater of three times the Target Premium or the largest premium that will not generate a Corridor Death Benefit. A Corridor Death Benefit is generated when the minimum death benefit required by Section 7702 exceeds the death benefit payable under the Policy. See “The Minimum Required Death Benefit.” We may accept larger amounts if the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If you do not provide specific instructions, or if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

Regardless whether the payment is a premium or a loan repayment, the Net Premium is credited to the Policy Account Value and allocated first to pay any due and unpaid Monthly Deductions and any remaining amount is allocated to the variable and fixed-rate investment options according to any instructions that accompany the payment or, if none, the most recent allocation instructions on file.

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order at our Customer Service Office. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC.

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are distributed among the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

Investing Your Net

Premiums

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

How your premiums are allocated

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455. See “Transfers Between the Investment Options,” for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of these amounts, you must make a transfer. See “Transfers Between the Investment Options.”

DEFAULT

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. If we do not receive the required payment by the end of the grace period, your Policy will lapse without value. There are certain exceptions. See “Policies with the No Lapse Guarantee or Guaranteed Coverage Rider” below.

We do not deduct a surrender charge upon Policy lapse.

Policies with the No Lapse Guarantee or Guaranteed Coverage Rider

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

If your Policy’s No Lapse Guarantee is not in force or the No Lapse Guarantee Condition is not satisfied, we will check to see if your Policy has the Guaranteed Coverage Rider. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Requirement, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date. See “Guaranteed Coverage Rider.”

Required Payment. If your Policy entered the grace period because your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, and the No Lapse Guarantee and Guaranteed Coverage Rider are not available to you, your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero.

If your Policy entered the grace period because of a failure to satisfy the No Lapse Guarantee Condition and the Policy does not have an in-force Guaranteed Coverage Rider, your required payment will be the lesser of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition.

If your Policy entered the grace period because of a failure to satisfy the Guaranteed Coverage Rider requirement, your required payment will be the least of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition, if applicable, or (iii) the amount necessary for your Policy to satisfy the Guaranteed Coverage Rider Requirement.

If you do not make the required payment before expiration of the grace period, the Policy will lapse. Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate and variable investment options according to your allocation instructions.

Required Loan Repayments. If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loans.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

applicable grace period and advise you of this situation. If the Policy is within the No Lapse Guarantee Period or you have the Guaranteed Coverage Rider, and you satisfy the applicable conditions, a loan repayment will not be required and your Policy will not lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee or Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to three years after the date of lapse.

To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order at our Customer Service Office;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse with interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement (we will also credit interest to amounts in the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans”);

•

you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse, plus interest on this amount at an annual rate of 6% from the date of lapse to the date of reinstatement;

•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Issue Date. Your reinstated policy will have a new two year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above.

The No Lapse Guarantee and the Guaranteed Coverage Rider will not be reinstated even if the Policy lapsed during the No Lapse Guarantee Period or while the Guaranteed Coverage Rider was inforce. After the second

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Policy Anniversary, if this Policy lapses and is subsequently reinstated, the right to exchange the Policy for a level premium fixed benefit whole life policy, as described in the “Exchanging a Policy” section, will be suspended for one year from the date of reinstatement.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Flexible Solutions VUL policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the Policy.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 7% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums paid in excess of the Target Premium. After the 10th

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Policy Year, this charge drops to 4% for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and 0% for premiums paid in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments.

Surrender charge

During the first 8 Policy Years and the first 8 Coverage Years of each Policy Segment, we impose a surrender charge on the Basic Sum Insured and each Policy Segment if you surrender your Policy. We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown in your Policy remains in effect until you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

The surrender charge for a Policy or Coverage Year is a percentage of the Surrender Charge Target Premium.

The percentage declines as follows until it is zero after eight years:

Policy year
	1	2	3	4	5	6	7	8	9
Percentage of Surrender Charge Target Premium	90%	80%	70%	60%	50%	35%	20%	5%	0%

The first year surrender charge varies from $2.016 to $43.308 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class.

A separate surrender charge is also calculated for each new Policy Segment, based on the coverage it provides and the insured’s age, sex, and underwriting class when it was added to your Policy. This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Transfer Charge

You may transfer your Policy Account Value among the allocation options. If you make more than 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic rebalancing features

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement Charge

If you reinstate your Policy following lapse, you must pay:

•	Interest of 6% per year from the date of lapse to the date of reinstatement on the amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	The difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•	Interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. It is made proportionately from your Policy Account Value in the fixed-rate and variable investment options. The Monthly Deduction is calculated after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, Face Amount changes and changes in death benefit option.

Administrative charges

We deduct a monthly Policy charge of $7.50 until the Policy Anniversary on which the insured is Attained Age 100.

We also deduct a monthly administrative charge based on the Basic Sum Insured portion of the Face Amount on each Monthly Processing Date for the first 10 Policy Years after issue or first 10 Coverage Years of each

Monthly

Deduction

Each month we deduct from the Policy Account Value, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any rider charges. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

Mortality and

Expense Risk

Charge example

(Policy Year 12)

A Policyowner has $150,000 in the variable investment options and $75,000 in the fixed-rate option on a Monthly Processing Date in Policy Year 12. Only the $150,000 in the variable investment options is subject to the mortality and expense risk charge and of this amount, only the amount up to the Account Value Breakpoint is subject to the higher current rate of 0.00833333%. To determine the Account Value Breakpoint, subtract the amount in the fixed-rate option from $100,000.

[$100,000-$75,000 = $25,000].

Thus the Account Value Breakpoint is $25,000 and that is the amount subject to the higher current rate of 0.00833333%. The remaining amount in the variable investment options ($125,000) would currently be subject to 0%.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

Policy Segment. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount increased and is currently lower for Policies with a total Face Amount of at least $500,000.

This charge is initially set on the Issue Date of the Policy. If on the Issue Date, the Basic Sum Insured plus Additional Sum Insured is at least $500,000, the rate will be set using the more favorable “high band” limits. This charge will not change while the charge is applicable regardless of whether the Face Amount is increased or decreased. A Face Amount increase will result in a separate charge for the Policy Segment. If the Initial Face Amount was under $500,000 and the increase brings the current Face Amount to at least $500,000, the monthly charge for the Policy Segment will be set using the more favorable “high band limits.” The monthly charge for the Initial Face Amount is not affected by the increase. Similarly, if your Initial Face Amount is in excess of $500,000 and you later decrease it below $500,000, your monthly charge will not be increased.

At Policy issue, the charge will range from $0.05 to $0.825 per $1,000 of the Basic Sum Insured. Your Policy’s initial charge is set forth in your Policy. We will notify you of administrative charges resulting from increases in Face Amount.

Mortality and Expense Risk Charge

We deduct this charge based on the Policy Account Value in the variable investment options.

Through the tenth Policy Anniversary, we deduct a current monthly charge of 0.0416667% of the Policy Account Value in the variable investment options. This corresponds to an annual rate of 0.50%.

Starting in the eleventh Policy Year, we deduct a current monthly charge of 0.00833333% (0.10% on an annual basis) of the Policy Account Value in the variable investment options up to the Account Value Breakpoint and 0% above the Account Value Breakpoint.

After the 20th Policy Anniversary the current monthly charge is 0%.

The Account Value Breakpoint is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

The mortality and expense risk charge is guaranteed never to exceed the current annual charge stated above plus 0.25% of the Policy Account Value in the variable investment options.

Cost of Insurance Charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Face

30	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Amount is set out in your Policy and is based on the 2001 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for Policies with a Face Amount at least equal to $500,000. If the Policy is eligible for the lower rates, they will apply to the Initial Face Amount and all Policy Segments. Our current cost of insurance charge rates are lower than the guaranteed charges.

In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the Policy, we will deduct rider costs. We generally deduct these from the Policy Account Value monthly.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%. Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Net Cash Surrender Value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	31

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

32	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options and a fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 35 investment divisions, each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under the Policy.

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC,” and the prospectuses for the individual mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the summary prospectuses and prospectuses for the funds that accompany this prospectus. You should read these summary prospectuses and prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. The AllianceBernstein, Davis, Fidelity, Gabelli, Invesco, Janus, MFS, and Value Line funds are not affiliated with GIAC.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $1.0 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Normally invests at least 95% of its net assets in common stocks of companies included in the S&P 500 Index.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. (Normally invests at least 80% of its net assets in debt securities.)	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	To seek as high a level of current income as is consistent with liquidity and preservation of capital.	Normally invests in U.S. dollar-denominated high-quality, short-term instruments	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
Through June 30, 2013
RS International Growth VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by companies domiciled outside of the U.S. The Fund does not usually focus its investments in a particular industry or country.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
Beginning July 1, 2013
RS Investment Management Co. LLC (Adviser) 388 Market Street Suite 1700 San Francisco, California 94111
RS Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000© Index on the last day of the most recent quarter, whichever is greater.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital

The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk.

AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth & Income Portfolio (Class B)	Long-term growth of capital	The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
Davis Financial Portfolio	Long-term growth of capital.

Davis Financial Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).

			Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
Davis Real Estate Portfolio	Total return through a combination of growth and income.	Davis Real Estate Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Value Portfolio	Long-term growth of capital.	Davis Value Portfolio invests principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Fidelity VIP Contrafund® Portfolio (Service Class 2)	The fund seeks long-term capital appreciation	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tend to lead to investments in large cap “value” stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	The fund seeks to provide capital growth	Normally investing primarily in common stocks. Investing in companies that Fidelity Management & Research Company (FMR) believes has above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio (Service Class 2)	The fund seeks long-term growth of capital	Normally investing primarily in common stocks. Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index). Potentially investing in companies with smaller or larger market capitalizations. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
Invesco V.I. American Franchise Fund (Series I) (formerly the Invesco Van Kampen V.I. American Franchise Fund (Series I))	Seeks capital growth	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital

The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in equity securities.

Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Utilities Fund (Series I)	Long-term growth of capital and secondarily, current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	39

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
Janus Aspen Global Research Portfolio (Institutional Shares) (prior to May 1, 2013 this Fund was known as the Janus Aspen Worldwide Portfolio)	Seeks long-term growth of capital.

The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities.

Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
MFS® Growth Series (Initial Class)	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02199
MFS® Investors Trust Series (Initial Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02199
MFS® New Discovery Series (Initial Class)	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02199
MFS® Research Series (Initial Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02199
MFS® Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02199

40	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address	Subadvisor Address
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	EULAV Asset Management, (EULAV) 7 Times Square 21st fl 42nd Street New York, New York 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments	EULAV Asset Management, (EULAV) 7 Times Square 21st fl 42nd Street New York, New York 10036

Some of these Funds may not be available in your state.

Relationship with the underlying mutual funds. The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions, and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive. Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2012 we have entered into arrangements to receive revenue sharing payments, Rule 12b-1 fees and/or record keeping fees from each of the following fund complexes (or affiliated entities): RS Investment Management, AllianceBernstein, Davis, EULAV, Fidelity, Gabelli, Invesco, Janus, and MFS.

Not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments, Rule 12b-1 fees and record keeping fees did not exceed 0.40%, 0.25% and 0.05% , respectively, in 2012. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the cost of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

YOUR ALLOCATION OPTIONS	PROSPECTUS	41

Fund selection process. The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS Variable Products Trust funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940

42	PROSPECTUS	YOUR ALLOCATION OPTIONS

Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 3%. Interest rates may be changed at any time in our discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obliged to pay more than 3% in interest, although we may choose to do so.

There are significant limits on your right to transfer Policy Account Value from the fixed-rate option. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “Transfers from the fixed-rate option.”

Fixed-rate option

Assets in the fixed-rate option earn a set rate of interest and are backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	43

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan.

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. The maximum amount you may borrow, your Policy’s loan value, is calculated as follows:

•	98% of the Cash Surrender Value of your Policy on the Business Day we receive your signed written request in Good Order.

•	minus any outstanding Policy Debt on that Business Day

•	minus any interest due at the next Policy Anniversary on any existing Policy Debt

•	minus any interest that will be due at the next Policy Anniversary on the amount to be borrowed

•	minus the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

When taking out a Policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any Policy Debt

•	There may be tax consequences associated with taking a Policy loan. See “Federal Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

When you request a loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to the Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess from your Policy Account Value in the fixed-rate option into the Loan Account. If you fail to specify the variable investment options from which to deduct your loan, we will process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will deduct the remainder from the amount you have in the fixed-rate option up to the amount of the loan request. We will not

44	PROSPECTUS	SPECIAL FEATURES

process any request for a loan that exceeds the amount available. Amounts in the Loan Account will earn interest at a minimum annual rate of 3% accrued daily. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

Interest on your policy loans

We charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options and the fixed-rate option proportionately, in relation to the amounts you have in these options, the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your policy loans

You may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Interest on

policy loans

We charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. After this point the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

SPECIAL FEATURES	PROSPECTUS	45

Decreasing the

Face Amount

You may request a reduction in your Policy’s Face Amount at any time.

Except for required loan repayments (see “Interest on Your Policy Loan”), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account and into the allocation options provided with your loan repayment.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our current minimum Face Amount of $100,000 ($250,000 for the preferred plus NT risk class), and

•	the Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

46	PROSPECTUS	SPECIAL FEATURES

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy. If a Face Amount decrease for a Policy issued as preferred plus NT reduces the Face Amount to below $250,000, the underwriting class will be changed to preferred NT and Target Premiums will be recalculated.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 70, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	you prove that the insured meets our insurance requirements

•	the insured is alive on the date the increase will take effect

•	the increase be for at least $25,000, and

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

The new Policy Segment resulting from a Face Amount increase will be part of the Basic Sum Insured.

An increase in Face Amount will be accompanied by its own underwriting class, cost of insurance charges for the increase, new Target Premiums, Minimum Monthly Premiums (if the No Lapse Guarantee is in effect), and Guaranteed Coverage Rider Minimum Monthly Premiums (if the Guaranteed Coverage Rider is in effect). In addition, the new Policy Segment will have new surrender and administrative charges. Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Increasing the

Face Amount

You may request an increase in your Policy’s Face Amount on and after the first Policy Anniversary up to and including the insured’s Attained Age 70.

SPECIAL FEATURES	PROSPECTUS	47

Partial

withdrawals

At any time while the insured is living, you may withdraw part of your Policy’s Net Cash Surrender Value. The minimum partial withdrawal is $500.

PARTIAL WITHDRAWALS

At any time while the insured is living you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal must be received in Good Order by our Customer Service Office. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal.

We will tell you if these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See “Decreasing the Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the fixed-rate option. If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment options. The tax consequences of making partial withdrawals are discussed under “Federal Tax Considerations.”

48	PROSPECTUS	SPECIAL FEATURES

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy at our Customer Service Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account, minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value. Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See “Deductions and Charges.”

Surrendering your

policy

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order.

SPECIAL FEATURES	PROSPECTUS	49

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

EXAMPLE

Surrender in policy year 5

Insured: Male, Age 35

Underwriting Class: Preferred NT

Face Amount: $500,000

Annual Policy Premium: $4,625

Assuming 6% hypothetical gross return: (5.17% net return)*

Policy Account Value: $17,594.00

Surrender Charge:	$2,312.00

Policy Debt:	0

Net Cash Surrender Value:	$15,282.00

*	The net return reflects the deduction of 0.83%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2012, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455.

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us

50	PROSPECTUS	SPECIAL FEATURES

harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the

Information

Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

SPECIAL FEATURES	PROSPECTUS	51

foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the

U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

52	PROSPECTUS	SPECIAL FEATURES

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies

SPECIAL FEATURES	PROSPECTUS	53

Dollar Cost

Averaging and

Automatic

Rebalancing

Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. Automatic rebalancing is a systematic approach for maintaining a consistent risk profile over the long-term.

Neither dollar cost averaging nor automatic rebalancing guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days of your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar-cost averaging program is available in the Statement of Additional Information and upon request from our Customer Service Office.

We do not currently charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program.

54	PROSPECTUS	SPECIAL FEATURES

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced each quarter to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but rather a systematic approach for maintaining a consistent risk profile over the long-term.

More detailed information on our Automatic Rebalancing Transfer Option and an authorization form are available upon request from our Customer Service Office. You will also find additional information in the Statement of Additional Information.

We do not currently charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic rebalancing transfer option.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum of (a) where:

(a) is:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, if applicable,

and (b) is:

•	as of the date of the insured’s death, any outstanding Policy Debt, plus

•	as of the date of the insured’s death, the least of:

•	any outstanding Monthly Deductions; or

•	the amount of any payment due under the No Lapse Guarantee, if applicable; or

SPECIAL FEATURES	PROSPECTUS	55

•	any deficiency in the Guaranteed Coverage Rider requirement, if applicable.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or date of a change in the Face Amount

•	there are limits imposed by riders to the Policy.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Customer Service Office. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Customer Service Office. However, in certain circumstances, we may delay payment. See “Deferral of Payments” below.

Deferral of Payment of Policy Proceeds and Other Transactions

Delay of Separate Account Payments and Transactions. If proceeds or transactions affect your Policy Account Value in the variable investment options, (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals, or other payments) we may delay them when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable,

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the Securities and Exchange Commission by order permits postponement of payment to protect policyowners, or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

We may defer payment of death proceeds for up to 2 months only, unless otherwise permitted by state law.

Delay of General Account Proceeds and Other Transactions. If the proceeds or transactions affect your Policy Account Value in the fixed-rate option, state law may permit us to delay allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the

56	PROSPECTUS	SPECIAL FEATURES

fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

Delay of Proceeds for Check Clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Proceeds to Challenge Coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy.”

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the insured’s Attained Age 90, you have the right to exchange your Flexible Solutions VUL policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates. If your Policy has lapsed and been subsequently reinstated, this benefit can only be exercised after a minimum of one year has elapsed since the effective date of the reinstatement.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Face Amount of this Policy on the date you make the exchange. No partial exchanges are permitted. The insured’s age when the Flexible Solutions VUL Policy took effect will be carried over to the new policy.

Before you can make any exchange, you must repay any outstanding Policy Debt on your Flexible Solutions VUL policy, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or contact our Customer Service Office.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order at our Customer Service Office along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect.

Exchanging a

policy

You may exchange your Flexible Solutions VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

SPECIAL FEATURES	PROSPECTUS	57

Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

An exchange may have tax consequences. See “Exchanges” under “Federal Tax Considerations.”

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge from our Customer Service Office, or contact our Customer Service Office.

58	PROSPECTUS	SPECIAL FEATURES

FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible Solutions VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Flexible Solutions VUL policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX CONSIDERATIONS	PROSPECTUS	59

Treatment of

policy proceeds

We believe that the death benefits under your Policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

60	PROSPECTUS	TAX CONSIDERATIONS

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your basis in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a

TAX CONSIDERATIONS	PROSPECTUS	61

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Flexible Solutions VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation skipping transfer (GST) tax may be imposed

Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators. Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Flexible Solutions VUL Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Flexible Solutions VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate. Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

62	PROSPECTUS	TAX CONSIDERATIONS

OTHER TAX CONSEQUENCES

Flexible Solutions VUL Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Flexible Solutions VUL Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be

TAX CONSIDERATIONS	PROSPECTUS	63

consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy may be treated as taxable distributions upon conversion to a fixed Policy. In that event, assuming Policy loans have not already been subject to tax as

64	PROSPECTUS	TAX CONSIDERATIONS

distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from your policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

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RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The variable investment options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Flexible Solutions VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

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Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing investment divisions in the Separate Account

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•

substituting, for the Policy Account Value held in any investment division, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the Policy

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy, or

•	making any changes necessary to the Policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See “Transfers Between the Investment Options.”

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

ABANDONED PROPERTY REQUIREMENTS (ESCHEATMENT)

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to

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five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or policyowner last resided, as shown on our books and records, or to our state of domicile. The state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you keep your contact information and your beneficiary designations, including addresses, current. Please call our Customer Service Office to make such changes.

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OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the Policies. GIS is affiliated with us. GIS acts as principal underwriter of the Flexible Solutions VUL Policies as well as other variable life insurance policies and variable annuities that we offer. The Flexible Solutions VUL Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC.

The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 50% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years two through ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 4.0% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Year one — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 2.85% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years two through ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3.00% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years eleven through twenty: Generally, GIAC pays a maximum of 0.15% of unloaned Policy Account Value per annum monthly in Policy Years eleven through twenty.

Policy Year twenty-one and beyond: Generally, GIAC pays a maximum of 0.10% of unloaned Policy Account Value per annum monthly in Policy Years twenty-one and beyond.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

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If you return your Policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your Policy Account Value.

We currently offer the following riders under the Policy:

•	Guaranteed Coverage Rider

•	Waiver of Monthly Deductions Rider

•	Disability Benefit Rider

•	Accidental Death Benefit Rider

•	Guaranteed Insurability Option Rider

•	Select Security Rider

•	Policy Continuation Rider

See “Guaranteed Coverage Rider” and “Appendix B” for a summary of the benefits provided by each of these riders. These riders may not be available in all states.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers Between the Investment Options” for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the

72	PROSPECTUS	OTHER INFORMATION

electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available and, if so, you must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Flexible Solutions VUL Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions,

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except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Flexible Solutions VUL Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the Policy operates, given the Policy’s charges, investment options and any optional features selected, how you plan to accumulate or access Policy Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy’s death benefits, Cash Surrender Values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for prospective and existing policyowners will use either a weighted or an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2012. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

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APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus NT risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following Business Day unless otherwise specified. Currently, the only day on which the NYSE is open and GIAC is closed is the day after the Thanksgiving holiday. It is, however, possible that GIAC could be closed due to extreme weather conditions or other acts of god at times when the NYSE remains open. So long as the NYSE is open, we will calculate unit values and deduct Monthly Deductions on that day, even if GIAC is closed.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc. Customer Service

Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured in effect on the date of determination.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Requirement

A requirement that, if satisfied, protects your Policy from lapse when you have an in-force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued at GIAC’s Customer Service Office.

Loan Account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken and to which we credit interest earned on the Loan Amount. The Loan Account is equal to the loan plus interest we credit to the Loan Account.

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APPENDIX A

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that is due on the date your Policy is issued and must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction

The total of the charges due and payable on each Monthly Processing Date including administrative charges, cost of insurance, mortality and expense risk charges, and any charges for additional benefit riders.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

At issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums is equal to the greater of (i) the value of Net Accumulated Premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero. Loan repayments and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

The difference between the amount of the Policy’s death benefit that you would be paid and the Policy Account Value, after subtracting all applicable Monthly Deductions other than cost of insurance and charges for the Waiver of Monthly Deductions rider.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Condition

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

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APPENDIX A

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on those loans.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Target Premium

A measure of premium used to determine your Policy’s surrender charge. Your Policy’s Basic Sum Insured and the Policy Segments that you buy each have their own Surrender Charge Target Premium. The Surrender Charge Target Premium associated with the Basic Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Surrender Charge Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment.

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium associated with the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

APPENDICES	PROSPECTUS	79

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage Rider (“GCR”) — this rider, available only at issue and only with Death Benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to Attained Age 85. There is no charge for this rider. This rider is not available on policies with insureds rated sub-standard.

Waiver of Monthly Deductions Rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount of less than $5,000,000.

Disability Benefit Rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount less than $5,000,000.

Accidental Death Benefit Rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Guaranteed Insurability Option Rider — this rider, available only at issue, provides the Policyowner the right to increase the Face Amount of insurance coverage without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider. Age limits apply. The benefit cannot exceed the lesser of $250,000 or the initial Face Amount.

Select Security Rider — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Policy Continuation Rider — this rider, issued only on Policies electing the Guideline Premium Test, gives you the option to continue your policy at a reduced death benefit with no further Monthly Deductions in the event your Policy is in danger of default or termination due to excessive Policy Debt. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Policy Debt. There is no charge for the rider; however, at the time you elect the benefit under the rider, a transaction charge will be deducted from your Policy Account Value. The current maximum transaction charge is 3.5% of your Policy Account Value on the effective date of the election. The guaranteed maximum transaction charge is 4.5% of your Policy Account Value on the effective date of the election. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to electing this benefit.

General Considerations

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

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APPENDIX B

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

APPENDICES	PROSPECTUS	81

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $500,000 for a male insured Age 35, preferred NT underwriting class, utilizing the Guideline Premium Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Flexible SolutionsSM VUL policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Flexible Solutions® VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 8 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.83% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2012, before taking into account any applicable expense reimbursements and fee waivers. For an explanation of the expenses see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.83%, 5.17% and 9.17%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Flexible Solutions® VUL — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2012, after applicable reimbursements and waivers. If you are already a Flexible Solutions® VUL policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the Policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for Flexible Solutions® VUL may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Flexible Solutions® VUL on May 1, 2008. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

APPENDICES	PROSPECTUS	83

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.83% Net) Return				Assuming Current Charges and 6% Gross (5.17% Net) Return				Assuming Current Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3009	0	500,000	4,625	3226	0	500,000	4,625	3370	0	500,000
2	36	4,625	5,973	2,273	500,000	4,625	6,597	2,897	500,000	4,625	7,027	3,327	500,000
3	37	4,625	8,885	5,648	500,000	4,625	10,111	6,874	500,000	4,625	10,987	7,750	500,000
4	38	4,625	11,743	8,968	500,000	4,625	13,773	10,998	500,000	4,625	15,272	12,497	500,000
5	39	4,625	14,551	12,238	500,000	4,625	17,594	15,282	500,000	4,625	19,916	17,604	500,000
6	40	4,625	17,300	15,681	500,000	4,625	21,572	19,953	500,000	4,625	24,941	23,322	500,000
7	41	4,625	20,000	19,075	500,000	4,625	25,722	24,797	500,000	4,625	30,387	29,462	500,000
8	42	4,625	22,651	22,420	500,000	4,625	30,054	29,822	500,000	4,625	36,294	36,063	500,000
9	43	4,625	25,278	25,278	500,000	4,625	34,600	34,600	500,000	4,625	42,726	42,726	500,000
10	44	4,625	27,856	27,856	500,000	4,625	39,344	39,344	500,000	4,625	49,702	49,702	500,000
15	49	4,625	44,587	44,587	500,000	4,625	72,185	72,185	500,000	4,625	101,464	101,464	500,000
20	54	4,625	59,569	59,569	500,000	4,625	113,368	113,368	500,000	4,625	180,971	180,971	500,000
25	59	4,625	72,160	72,160	500,000	4,625	165,316	165,316	500,000	4,625	303,325	303,325	639,045
30	64	4,625	79,728	79,728	500,000	4,625	229,315	229,315	500,000	4,625	486,291	486,291	888,376
35	69	4,625	80,052	80,052	500,000	4,625	309,174	309,174	508,332	4,625	757,770	757,770	1,217,352
40	74	4,625	69,496	69,496	500,000	4,625	407,664	407,664	594,232	4,625	1,158,861	1,158,861	1,656,085
45	79	4,625	38,194	38,194	500,000	4,625	525,987	525,987	692,640	4,625	1,745,258	1,745,258	2,253,144
50	84	4,625	0	0	500,000	4,625	666,058	666,058	807,916	4,625	2,592,964	2,592,964	3,083,518
55	89		0	0	0	4,625	828,928	828,928	945,239	4,625	3,802,198	3,802,198	4,250,597
60	94		0	0	0	4,625	1,014,584	1,014,584	1,104,527	4,625	5,502,006	5,502,006	5,872,147
65	99		0	0	0	4,625	1,253,435	1,253,435	1,264,904	4,625	8,059,217	8,059,217	7,973,833
70	104		0	0	0	4,625	1,638,618	1,638,618	1,594,908	4,625	12,526,211	12,526,211	11,954,502
75	109		0	0	0	4,625	2,134,213	2,134,213	2,077,283	4,625	19,453,000	19,453,000	18,565,145
80	114		0	0	0	4,625	2,771,868	2,771,868	2,697,928	4,625	30,194,094	30,194,094	28,816,004
85	119		0	0	0	4,625	3,592,305	3,592,305	3,496,479	4,625	46,849,877	46,849,877	44,711,599
86	120		0	0	0	4,625	3,782,696	3,782,696	3,681,793	4,625	51,150,857	51,150,857	48,816,279

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

84	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.83% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.17% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2,999	—	500,000	4,625	3,216	—	500,000	4,625	3,360	—	500,000
2	36	4,625	5,789	2,089	500,000	4,625	6,405	2,705	500,000	4,625	6,831	3,131	500,000
3	37	4,625	8,514	5,277	500,000	4,625	9,713	6,475	500,000	4,625	10,570	7,332	500,000
4	38	4,625	11,156	8,381	500,000	4,625	13,125	10,350	500,000	4,625	14,580	11,805	500,000
5	39	4,625	13,720	11,408	500,000	4,625	16,652	14,339	500,000	4,625	18,891	16,579	500,000
6	40	4,625	16,205	14,586	500,000	4,625	20,294	18,675	500,000	4,625	23,524	21,905	500,000
7	41	4,625	18,597	17,672	500,000	4,625	24,042	23,117	500,000	4,625	28,491	27,566	500,000
8	42	4,625	20,884	20,653	500,000	4,625	27,889	27,657	500,000	4,625	33,809	33,577	500,000
9	43	4,625	23,058	23,058	500,000	4,625	31,829	31,829	500,000	4,625	39,498	39,498	500,000
10	44	4,625	25,108	25,108	500,000	4,625	35,854	35,854	500,000	4,625	45,579	45,579	500,000
15	49	4,625	38,454	38,454	500,000	4,625	63,537	63,537	500,000	4,625	90,374	90,374	500,000
20	54	4,625	48,347	48,347	500,000	4,625	96,012	96,012	500,000	4,625	156,751	156,751	500,000
25	59	4,625	51,989	51,989	500,000	4,625	132,506	132,506	500,000	4,625	255,547	255,547	540,566
30	64	4,625	45,480	45,480	500,000	4,625	171,603	171,603	500,000	4,625	396,846	396,846	728,432
35	69	4,625	21,564	21,564	500,000	4,625	210,824	210,824	500,000	4,625	592,860	592,860	957,617
40	74	4,625	—	—	500,000	4,625	247,578	247,578	500,000	4,625	861,438	861,438	1,238,902
45	79	4,625	—	—	500,000	4,625	272,275	272,275	500,000	4,625	1,219,055	1,219,055	1,585,649
50	84	4,625	—	—	500,000	4,625	257,579	257,579	500,000	4,625	1,678,274	1,678,274	2,013,699
55	89	—	—	—	—	4,625	95,006	95,006	500,000	4,625	2,251,808	2,251,808	2,542,679
60	94	—	—	—	—	0	—	—	—	4,625	2,968,711	2,968,711	3,199,652
65	99	—	—	—	—	0	—	—	—	4,625	4,044,325	4,044,325	4,021,048
70	104	—	—	—	—	0	—	—	—	4,625	6,222,337	6,222,337	5,944,883
75	109	—	—	—	—	0	—	—	—	4,625	9,557,735	9,557,735	9,131,554
80	114	—	—	—	—	0	—	—	—	4,625	14,665,547	14,665,547	14,011,608
85	119	—	—	—	—	0	—	—	—	—	22,487,625	22,487,625	21,484,899
86	120	—	—	—	—	0	—	—	—	—	24,493,271	24,493,271	23,401,113

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	85

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.83% Net) Return				Assuming Current Charges and 6% Gross (5.17% Net) Return				Assuming Current Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3006	0	503,636	4,625	3222	0	503,736	4,625	3367	0	503,803
2	36	4,625	5,965	2,265	506,619	4,625	6,587	2,887	507,023	4,625	7,018	3,318	507,298
3	37	4,625	8,869	5,631	509,552	4,625	10,092	6,855	510,450	4,625	10,966	7,729	511,083
4	38	4,625	11,715	8,940	512,428	4,625	13,740	10,965	514,019	4,625	15,235	12,460	515,177
5	39	4,625	14,510	12,197	515,249	4,625	17,543	15,231	517,736	4,625	19,857	17,545	519,605
6	40	4,625	17,242	15,623	518,014	4,625	21,496	19,878	521,606	4,625	24,851	23,233	524,395
7	41	4,625	19,921	18,996	520,721	4,625	25,617	24,692	525,634	4,625	30,259	29,334	529,576
8	42	4,625	22,549	22,318	523,376	4,625	29,911	29,680	529,832	4,625	36,116	35,885	535,187
9	43	4,625	25,151	25,151	525,991	4,625	34,415	34,415	534,221	4,625	42,488	42,488	541,276
10	44	4,625	27,700	27,700	528,567	4,625	39,108	39,108	538,810	4,625	49,390	49,390	547,887
15	49	4,625	44,170	44,170	544,868	4,625	71,428	71,428	570,018	4,625	100,328	100,328	596,249
20	54	4,625	58,662	58,662	559,578	4,625	111,385	111,385	609,065	4,625	177,563	177,563	670,100
25	59	4,625	70,300	70,300	571,618	4,625	160,429	160,429	657,125	4,625	294,815	294,815	782,320
30	64	4,625	75,931	75,931	578,070	4,625	217,196	217,196	713,153	4,625	469,703	469,703	949,989
35	69	4,625	72,904	72,904	576,034	4,625	280,474	280,474	775,724	4,625	730,139	730,139	1,199,504
40	74	4,625	57,370	57,370	562,222	4,625	347,412	347,412	842,625	4,625	1,117,212	1,117,212	1,596,568
45	79	4,625	20,120	20,120	527,870	4,625	407,844	407,844	904,435	4,625	1,683,530	1,683,530	2,173,454
50	84	0	0	0	0	4,625	440,316	440,316	941,122	4,625	2,502,229	2,502,229	2,975,618
55	89	0	0	0	0	4,625	402,399	402,399	913,939	4,625	3,670,106	3,670,106	4,102,930
60	94	0	0	0	0	4,625	216,742	216,742	748,079	4,625	5,311,807	5,311,807	5,669,154
65	99	0	0	0	0	0	0	0	0	4,625	7,694,382	7,694,382	7,897,213
70	104	0	0	0	0	0	0	0	0	4,625	11,885,174	11,885,174	11,342,722
75	109	0	0	0	0	0	0	0	0	4,625	18,458,970	18,458,970	17,616,483
80	114	0	0	0	0	0	0	0	0	4,625	28,652,690	28,652,690	27,344,952
85	119	0	0	0	0	0	0	0	0	4,625	44,459,684	44,459,684	42,430,498
86	120	0	0	0	0	0	0	0	0	4,625	48,541,484	48,541,484	46,326,000
IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

86	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.83% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.17% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2997	0	503,631	4,625	3213	0	503,731	4,625	3357	0	503,798
2	36	4,625	5,779	2,079	506,527	4,625	6,394	2,694	506,927	4,625	6,819	3,119	507,200
3	37	4,625	8,493	5,255	509,277	4,625	9,688	6,451	510,158	4,625	10,543	7,305	510,780
4	38	4,625	11,119	8,344	511,949	4,625	13,081	10,306	513,496	4,625	14,531	11,756	514,622
5	39	4,625	13,665	11,352	514,536	4,625	16,582	14,270	516,936	4,625	18,811	16,499	518,741
6	40	4,625	16,126	14,507	517,042	4,625	20,190	18,572	520,484	4,625	23,402	21,783	523,160
7	41	4,625	18,488	17,563	519,456	4,625	23,895	22,970	524,134	4,625	28,313	27,388	527,894
8	42	4,625	20,739	20,508	521,766	4,625	27,685	27,454	527,876	4,625	33,555	33,324	532,953
9	43	4,625	22,870	22,870	523,960	4,625	31,555	31,555	531,700	4,625	39,147	39,147	538,352
10	44	4,625	24,868	24,868	526,029	4,625	35,491	35,491	535,597	4,625	45,101	45,101	544,106
15	49	4,625	37,765	37,765	538,881	4,625	62,282	62,282	561,578	4,625	88,490	88,490	585,430
20	54	4,625	46,786	46,786	548,445	4,625	92,572	92,572	591,581	4,625	150,806	150,806	645,442
25	59	4,625	48,738	48,738	551,271	4,625	123,667	123,667	622,703	4,625	238,255	238,255	729,797
30	64	4,625	39,519	39,519	543,610	4,625	150,507	150,507	650,428	4,625	358,312	358,312	846,048
35	69	4,625	12,537	12,537	518,705	4,625	163,503	163,503	665,268	4,625	518,927	518,927	1,001,644
40	74	0	0	0	0	4,625	147,880	147,880	653,958	4,625	729,722	729,722	1,206,893
45	79	0	0	0	0	4,625	69,930	69,930	584,894	4,625	988,856	988,856	1,461,257
50	84	0	0	0	0	0	0	0	0	4,625	1,269,193	1,269,193	1,741,175
55	89	0	0	0	0	0	0	0	0	4,625	1,502,230	1,502,230	1,984,118
60	94	0	0	0	0	0	0	0	0	4,625	1,568,227	1,568,227	2,074,089
65	99	0	0	0	0	0	0	0	0	4,625	1,296,735	1,296,735	1,849,662
70	104	0	0	0	0	0	0	0	0	0	0	0	0
75	109	0	0	0	0	0	0	0	0	0	0	0	0
80	114	0	0	0	0	0	0	0	0	0	0	0	0
85	119	0	0	0	0	0	0	0	0	0	0	0	0
86	120	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	87

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.83% Net) Return				Assuming Current Charges and 6% Gross (5.17% Net) Return				Assuming Current Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3,005	—	504,625	4,625	3222	0	504,625	4,625	3367	0	504,625
2	36	4,625	5,962	2,262	509,250	4,625	6,585	2,885	509,250	4,625	7,015	3,315	509,250
3	37	4,625	8,862	5,625	513,875	4,625	10,087	6,849	513,875	4,625	10,961	7,724	513,875
4	38	4,625	11,703	8,928	518,500	4,625	13,730	10,955	518,500	4,625	15,226	12,451	518,500
5	39	4,625	14,490	12,178	523,125	4,625	17,527	15,215	523,125	4,625	19,844	17,532	523,125
6	40	4,625	17,213	15,595	527,750	4,625	21,474	19,855	527,750	4,625	24,834	23,215	527,750
7	41	4,625	19,882	18,957	532,375	4,625	25,586	24,661	532,375	4,625	30,237	29,312	532,375
8	42	4,625	22,496	22,265	537,000	4,625	29,871	29,640	537,000	4,625	36,091	35,859	537,000
9	43	4,625	25,083	25,083	541,625	4,625	34,365	34,365	541,625	4,625	42,460	42,460	541,625
10	44	4,625	27,614	27,614	546,250	4,625	39,048	39,048	546,250	4,625	49,361	49,361	546,250
15	49	4,625	43,936	43,936	569,375	4,625	71,325	71,325	569,375	4,625	100,412	100,412	569,375
20	54	4,625	58,160	58,160	592,500	4,625	111,355	111,355	592,500	4,625	178,337	178,337	592,500
25	59	4,625	69,236	69,236	615,625	4,625	160,910	160,910	615,625	4,625	298,312	298,312	634,029
30	64	4,625	73,488	73,488	638,750	4,625	219,649	219,649	638,750	4,625	478,717	478,717	874,540
35	69	4,625	67,177	67,177	661,875	4,625	288,647	288,647	661,875	4,625	746,402	746,402	1,199,091
40	74	4,625	43,924	43,924	685,000	4,625	370,002	370,002	685,000	4,625	1,141,895	1,141,895	1,631,840
45	79	4,625	0	0	0	4,625	465,376	465,376	708,125	4,625	1,720,112	1,720,112	2,220,681
50	84	4,625	0	0	0	4,625	580,662	580,662	731,250	4,625	2,556,001	2,556,001	3,039,564
55	89	4,625	0	0	0	4,625	725,168	725,168	826,926	4,625	3,748,388	3,748,388	4,190,442
60	94	4,625	0	0	0	4,625	890,617	890,617	969,576	4,625	5,424,525	5,424,525	5,789,455
65	99	4,625	0	0	0	4,625	1,103,283	1,103,283	1,113,383	4,625	7,946,113	7,946,113	7,861,928
70	104	4,625	0	0	0	4,625	1,445,425	1,445,425	1,406,868	4,625	12,350,826	12,350,826	11,787,121
75	109	4,625	0	0	0	4,625	1,885,642	1,885,642	1,835,342	4,625	19,181,037	19,181,037	18,305,594
80	114	4,625	0	0	0	4,625	2,452,044	2,452,044	2,386,636	4,625	29,772,372	29,772,372	28,413,529
85	119	4,625	0	0	0	4,625	3,180,805	3,180,805	3,095,956	4,625	46,195,929	46,195,929	44,087,498
86	120	4,625	0	0	0	4,625	3,349,922	3,349,922	3,260,562	4,625	50,436,943	50,436,943	48,134,948

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

88	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.83% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.17% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.17% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2996	0	504,625	4,625	3212	0	504,625	4,625	3356	0	504,625
2	36	4,625	5,775	2,075	509,250	4,625	6,390	2,690	509,250	4,625	6,815	3,115	509,250
3	37	4,625	8,484	5,246	513,875	4,625	9,680	6,443	513,875	4,625	10,536	7,298	513,875
4	38	4,625	11,102	8,327	518,500	4,625	13,066	10,291	518,500	4,625	14,518	11,743	518,500
5	39	4,625	13,636	11,323	523,125	4,625	16,558	14,245	523,125	4,625	18,791	16,478	523,125
6	40	4,625	16,082	14,463	527,750	4,625	20,154	18,535	527,750	4,625	23,372	21,753	527,750
7	41	4,625	18,424	17,499	532,375	4,625	23,844	22,919	532,375	4,625	28,273	27,348	532,375
8	42	4,625	20,650	20,419	537,000	4,625	27,615	27,384	537,000	4,625	33,505	33,274	537,000
9	43	4,625	22,749	22,749	541,625	4,625	31,462	31,462	541,625	4,625	39,086	39,086	541,625
10	44	4,625	24,706	24,706	546,250	4,625	35,371	35,371	546,250	4,625	45,030	45,030	546,250
15	49	4,625	37,253	37,253	569,375	4,625	61,983	61,983	569,375	4,625	88,503	88,503	569,375
20	54	4,625	45,526	45,526	592,500	4,625	92,101	92,101	592,500	4,625	151,743	151,743	592,500
25	59	4,625	45,594	45,594	615,625	4,625	123,205	123,205	615,625	4,625	243,476	243,476	615,625
30	64	4,625	31,631	31,631	638,750	4,625	150,578	150,578	638,750	4,625	377,718	377,718	693,326
35	69	0	0	0	0	4,625	164,489	164,489	661,875	4,625	565,588	565,588	913,569
40	74	0	0	0	0	4,625	146,686	146,686	685,000	4,625	823,044	823,044	1,183,688
45	79	0	0	0	0	4,625	41,782	41,782	708,125	4,625	1,165,905	1,165,905	1,516,519
50	84	0	0	0	0	0	0	0	0	4,625	1,606,243	1,606,243	1,927,274
55	89	0	0	0	0	0	0	0	0	4,625	2,156,270	2,156,270	2,434,802
60	94	0	0	0	0	0	0	0	0	4,625	2,843,843	2,843,843	3,065,072
65	99	0	0	0	0	0	0	0	0	4,625	3,875,326	3,875,326	3,853,024
70	104	0	0	0	0	0	0	0	0	4,625	5,963,533	5,963,533	5,697,619
75	109	0	0	0	0	0	0	0	0	4,625	9,161,403	9,161,403	8,752,896
80	114	0	0	0	0	0	0	0	0	4,625	14,058,606	14,058,606	13,431,731
85	119	0	0	0	0	0	0	0	0	4,625	21,558,160	21,558,160	20,596,879
86	120	0	0	0	0	0	0	0	0	4,625	23,481,108	23,481,108	22,434,082

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	89

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN

INSURANCE & ANNUITY COMPANY, INC.

90	PROSPECTUS	SAI–CONTENTS

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our Customer Service Office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your Policy, or a personalized illustration, available free of charge, of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

Securities Act of 1933 File No. 333-148736

BACK COVER PAGE	PROSPECTUS	91

FLEXIBLE SOLUTIONS® VUL – GOLD SERIES

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated April 29, 2013

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Flexible Solutions® VUL”) (the “Policy”) dated April 29, 2013.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

B-1

ABOUT GIAC

Your Policy is issued through Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2012, our total admitted assets (Statutory basis) exceeded $12.3 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2012, Guardian Life had total admitted assets (Statutory basis) in excess of $37.5 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own a convertible term life insurance policy issued by us or by Guardian Life, you may be able to buy a Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a VUL Policy.

If you have a convertible term policy, you may receive a credit consistent with our then current administrative procedures, if you convert it to a Flexible Solutions VUL Policy.

Death Benefit Options

Cash Value Test

To satisfy this test, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

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The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

Changing Your Death Benefit Option

If you’re changing from Option 2 to Option 1, we will increase the Face Amount by the Policy Account Value on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you’re changing from Option 3 to Option 1, we will increase the Face Amount by the amount of Net Accumulated Premiums on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect. When we increase the Face Amount, we will increase the Basic Sum Insured rather than adding a new Policy Segment.

No changes from Option 1 to Option 2 or Option 3 are permitted.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

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The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	Under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the Initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the Initial Face Amount and, finally, reduce the Basic Sum Insured portion of the Initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated. If the Policy is using the Cash Value Accumulation Test, net single premiums will be recalculated.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the prospectus.

Increasing the Face Amount

We’ll issue the increase in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Monthly Premium.

After an increase in the Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the initial face amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the Initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the Initial Face amount and each Policy Segment.

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new policy for the increase in the Face Amount. A new 8-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you about the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the prospectus at “Federal Tax Considerations.”

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Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from RS Money Market VIP Series into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in RS Money Market VIP Series is insufficient to cover your monthly transfer to the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next Monthly Processing Date, or

•	your Policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then current premium allocation designation.

Before the program can begin, you must submit an authorization form.

We will rebalance your Policy Account Value beginning on the date you specify in your written authorization, received in Good Order at our Customer Service Office or on the Business Day next following receipt if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next rebalancing date; or

•	Your Policy lapses or you surrender it.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

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Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

On or before the fifth Policy Anniversary, the exchange cost or credit is calculated using the following values where:

(a)	is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with an annual interest rate of 6%, less the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 6%; and

(b)	is the cash value of the new policy, less this Policy’s Net Cash Surrender Value on the exchange date applicable to the Face Amount exchanged.

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero).

After the fifth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy less this Policy’s Net Cash Surrender Value on the exchange date.

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to convert the Policy to paid-up insurance. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your Registered Representative or our Customer Service Office.

Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to:

•	change the Policyowner or beneficiary

•	change a payment option, and

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•	direct where your Net Premiums will be invested or make transfers among the fixed-rate and variable investment options.

Assigning the rights to your Policy also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the FINRA. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $1,831,299 in 2010, $2,234,946 in 2011 and $143,633 in 2012. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

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Other Agreements

We have entered into several other agreements, including:

•	an agreement with EULAV under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with RS Investment Management, MFS, Invesco, Davis, Fidelity, Janus, Gabelli, EULAV and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Policies under a group or sponsored arrangement. A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association. A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In addition, GIAC may permit groups or persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

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ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

EXAMPLE

A 35 year-old male (Preferred NT underwriting class) buys a Policy with a Face Amount of $500,000 on January 1, 2008. Five years later, on January 1, 2013, the same male, now age 40 (Preferred NT underwriting class), requests an increase in the Face Amount of $200,000. The initial Target Premium is $4,625, and the Target Premium for the increase is $2,376, bringing the total Target Premium to $7,001. Assume he pays $5,000 per year for 5 years and $7,500 per year for the next 20 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the Initial Face Amount because that is the only coverage.

Years 6-20:	Premiums up to the Target Premium for the Initial Face Amount ($4,625) are allocated to the Initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($2,376) is allocated to the Face Amount increase. The remaining premium ($7,500 – $4,625 – $2,376 = $499) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $499 x ($4,625 ÷ $7,001) = $303.99

Face Amount increase segment: $499 x ($2,376 ÷ $7,001) = $169.35

Therefore, the total premium allocated to the Initial Face Amount is $4,625 + $303.99 = $4,928.99, and The total allocated to the Face Amount increase segment is $2,376 + $169.35 = $2,545.35

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
Policy Year 4 (2012)	5,000	338.75
Policy Year 7 (2015)	4,928.99	336.94	2,545.35	173.09
Policy Year 13 (2021)	4,928.99	185.00	2,545.35	95.04

Surrender Charges

EXAMPLE (Policy with initial face amount only)

The example on the right shows how the surrender charge declines over an eight year period so that in year 9 it equals $0.

Insured: Male, Age 35

Underwriting Class: Preferred NT

Face Amount: $500,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $8.32

Surrender charge in Policy Year one is:
The surrender charge per $1000 multiplied by $500,000 or ($8.32 x $500,000 divided by 1000) = $4,160
All figures in the table are rounded to the nearest $.01.

Policy year	Actual surrender charge ($)
1	4,162.50
2	3,700.00
3	3,237.50
4	2,775.00
5	2,312.50
6	1,618.75
7	925.00
8	231.25
9	0

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Assume in the foregoing example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 40) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 45). At the time of the first increase, the insured is again classified in the Preferred NT underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $1,000 ($)
Initial face amount	1	35	500,000	8.32
1st increase	6	40	200,000	10.69
2nd increase	11	45	100,000	13.95

All figures in the table are rounded to the nearest $.01.

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The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000

(actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	4,162.50	0	0	4,162.50
2	3,700.00	0	0	3,700.00
3	3,237.50	0	0	3,237.50
4	2,775.00	0	0	2,775.00
5	2,312.50	0	0	2,312.50
6	1,618.75	2,138.40	0	3,757.15
7	925.00	1,900.80	0	2,825.80
8	231.25	1,663.20	0	1,894.45
9	0	1,425.60	0	1,425.60
10	0	1,188.00	0	1,188.00
11	0	831.60	1,395.00	2,226.60
12	0	475.20	1,240.00	1,715.20
13	0	118.80	1,085.00	1,203.80
14	0	0	930.00	930.00
15	0	0	775.00	775.00
16	0	0	542.50	542.50
17	0	0	310.00	310.00
18	0	0	77.50	77.50
19	0	0	0	0
20	0	0	0	0

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

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Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death Benefit Options. A higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Elizabeth C. Rogalin, FSA, MAAA Vice President & Chief Actuary, Retirement Solutions, of GIAC. Her opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your Policy Anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

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If several members of the same household own a Policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Flexible Solutions VUL on May 1, 2008. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustration will reflect deductions for each fund’s expenses, and the charges deducted from premium, monthly deductions, and any transaction deductions associated with the Policy in question.

Legal Matters

The legal validity of the Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account.

B-13

Experts

The statutory basis balance sheets of GIAC as of December 31, 2012 and 2011 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2012 and the statement of assets and liabilities of Separate Account N as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2012, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-14

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FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

Assets:
Shares owned in underlying fund	127,987	637,357	75,122
Net asset value per share (NAV)	39.00	10.35	7.71

Total Assets (Shares x NAV)	$4,991,500	$6,596,645	$579,188
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$4,991,500	$6,596,645	$579,188

Net Assets: Total
Contract value in accumulation period	$4,991,500	$6,596,645	$579,188

Net Assets	$4,991,500	$6,596,645	$579,188

Total Units Outstanding	512,844	553,054	26,759

Unit Value (Accumulation)	$9.73	$11.93	$21.64

Cost of Shares in Underlying Fund	$4,301,099	$5,623,799	$573,750

STATEMENT OF OPERATIONS Year Ended December 31, 2012

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I
2012 Investment Income
Income:
Reinvested dividends	$98,307	$123,667	$36,839
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	98,307	123,667	36,839

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(26,595)	(48,711)	4,873
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(26,595)	(48,711)	4,873
Net change in unrealized appreciation/(depreciation) of investments	678,836	827,678	40,720

Net realized and unrealized gain/(loss) from investments	652,241	778,967	45,593

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$750,548	$902,634	$82,432

See notes to financial statements.

B-16

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources VIP Series Class II	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I

90,116	—	251,984	—	7,391,573	109,793	88,733
10.45	—	12.78	—	1.00	19.86	19.88

$941,713	$—	$3,220,355	$—	$7,391,573	$2,180,496	$1,764,010

—	—	—	—	—	—	—

$941,713	$—	$3,220,355	$—	$7,391,573	$2,180,496	$1,764,010

$941,713	$—	$3,220,355	$—	$7,391,573	$2,180,496	$1,764,010

$941,713	$—	$3,220,355	$—	$7,391,573	$2,180,496	$1,764,010

69,316	—	149,781	—	584,865	94,935	133,972

$13.59	$—	$21.50	$—	$12.64	$22.97	$13.17

$945,725	$—	$3,219,300	$—	$7,391,573	$1,941,326	$1,629,610

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources VIP Series Class II	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I

$17,895	$—	$83,412	$—	$1,038	$30,790	$19,112

—	—	—	—	—	—	—

17,895	—	83,412	—	1,038	30,790	19,112

(6,730)	72,733	42,270	(63,326)	—	199,363	108,311
381	—	44,874	—	—	167,026	—

(6,349)	72,733	87,144	(63,326)	—	366,389	108,311
21,131	17,138	3,327	54,737	—	(38,929)	260,893

14,782	89,871	90,471	(8,589)	—	327,460	369,204

$32,677	$89,871	$173,883	$(8,589)	$1,038	$358,250	$388,316

B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion

Assets:
Shares owned in underlying fund	142,250	260,162	22,114
Net asset value per share (NAV)	18.02	14.83	14.48

Total Assets (Shares x NAV)	$2,563,348	$3,858,199	$320,213
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$2,563,348	$3,858,199	$320,213

Net Assets: Total
Contract value in accumulation period	$2,563,348	$3,858,199	$320,213

Net Assets	$2,563,348	$3,858,199	$320,213

Total Units Outstanding	70,602	209,982	37,326

Unit Value (Accumulation)	$36.31	$18.37	$8.58

Cost of Shares in Underlying Fund	$2,795,910	$3,340,900	$249,907

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion
2012 Investment Income
Income:
Reinvested dividends	$16,819	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	16,819	—	—

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(160,917)	451,619	(38,369)
Reinvested realized gain distributions	88,312	—	—

Net realized gain/(loss) on investments	(72,605)	451,619	(38,369)
Net change in unrealized appreciation/(depreciation) of investments	386,311	61,992	87,813

Net realized and unrealized gain/(loss) from investments	313,706	513,611	49,444

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$330,525	$513,611	$49,444

See notes to financial statements.

B-18

Investment Divisions
Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

80,641	9,335	26,987	32,431	3,679	78,445	8,215
20.87	36.28	16.20	30.14	29.86	12.29	12.58

$1,682,983	$338,676	$437,182	$977,483	$109,860	$964,086	$103,345

—	—	—	—	—	—	—

$1,682,983	$338,676	$437,182	$977,483	$109,860	$964,086	$103,345

$1,682,983	$338,676	$437,182	$977,483	$109,860	$964,086	$103,345

$1,682,983	$338,676	$437,182	$977,483	$109,860	$964,086	$103,345

109,146	47,720	34,097	97,788	9,555	77,888	9,411

$15.42	$7.10	$12.82	$10.00	$11.50	$12.38	$10.98

$1,318,969	$291,452	$407,767	$809,832	$107,620	$974,779	$98,535

Investment Divisions
Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

$10,636	$—	$13,803	$8,654	$1,670	$27,916	$—

—	—	—	—	—	—	—

10,636	—	13,803	8,654	1,670	27,916	—

(30,986)	(8,712)	10,810	8,166	23,923	14,831	(10,151)
29,175	—	15,758	—	—	—	1,714

(1,811)	(8,712)	26,568	8,166	23,923	14,831	(8,437)
245,782	46,501	(24,691)	108,141	12,599	(23,347)	21,091

243,971	37,789	1,877	116,307	36,522	(8,516)	12,654

$254,607	$37,789	$15,680	$124,961	$38,192	$19,400	$12,654

B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Invesco V.I. Utilities Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S

Assets:
Shares owned in underlying fund	930	21,833	20,601
Net asset value per share (NAV)	16.09	20.03	59.46

Total Assets (Shares x NAV)	$14,970	$437,306	$1,224,926
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$14,970	$437,306	$1,224,926

Net Assets: Total
Contract value in accumulation period	$14,970	$437,306	$1,224,926

Net Assets	$14,970	$437,306	$1,224,926

Total Units Outstanding	1,336	36,710	94,085

Unit Value (Accumulation)	$11.20	$11.91	$13.02

Cost of Shares in Underlying Fund	$15,994	$413,282	$1,163,159

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	Invesco V.I. Utilities Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S
2012 Investment Income
Income:
Reinvested dividends	$419	$13,481	$6,477
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	419	13,481	6,477

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	2,749	104,695	71,773
Reinvested realized gain distributions	524	—	433

Net realized gain/(loss) on investments	3,273	104,695	72,206
Net change in unrealized appreciation/(depreciation) of investments	(4,544)	(3,104)	65,694

Net realized and unrealized gain/(loss) from investments	(1,271)	101,591	137,900

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(852)	$115,072	$144,377

See notes to financial statements.

B-20

Investment Divisions
Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I

13,989	60,151	33,998	14,005	3,946	35,000	29,051
10.54	20.66	30.38	16.42	12.84	12.28	14.54

$147,440	$1,242,710	$1,032,854	$229,967	$50,668	$429,804	$422,398

—	—	—	—	—	—	—

$147,440	$1,242,710	$1,032,854	$229,967	$50,668	$429,804	$422,398

$147,440	$1,242,710	$1,032,854	$229,967	$50,668	$429,804	$422,398

$147,440	$1,242,710	$1,032,854	$229,967	$50,668	$429,804	$422,398

11,034	85,909	74,105	19,965	6,602	31,655	35,733

$13.36	$14.47	$13.94	$11.52	$7.67	$13.58	$11.82

$130,080	$1,168,264	$1,006,454	$215,328	$48,125	$437,116	$404,301

Investment Divisions
Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I

$2,249	$13,178	$202	$—	$677	$10,125	$—

—	—	—	—	—	—	—

2,249	13,178	202	—	677	10,125	—

(3,663)	199,280	156,303	(28,937)	(556)	109,404	(1,779)
—	—	—	—	—	139,356	18,844

(3,663)	199,280	156,303	(28,937)	(556)	248,760	17,065
20,137	(9,200)	2,720	38,961	3,205	(52,077)	23,537

16,474	190,080	159,023	10,024	2,649	196,683	40,602

$18,723	$203,258	$159,225	$10,024	$3,326	$206,808	$40,602

B-21

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	American Century VP Mid Cap Value Class I	BlackRock Global Allocation V.I. Class III	Davis Financial

Assets:
Shares owned in underlying fund	12,867	69,449	42,895
Net asset value per share (NAV)	14.58	14.34	11.55

Total Assets (Shares x NAV)	$187,605	$995,893	$495,434
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$187,605	$995,893	$495,434

Net Assets: Total
Contract value in accumulation period	$187,605	$995,893	$495,434

Net Assets	$187,605	$995,893	$495,434

Total Units Outstanding	13,576	80,391	34,773

Unit Value (Accumulation)	$13.82	$12.39	$14.25

Cost of Shares in Underlying Fund	$179,243	$982,651	$406,838

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	American Century VP Mid Cap Value Class I	BlackRock Global Allocation V.I. Class III	Davis Financial
2012 Investment Income
Income:
Reinvested dividends	$4,987	$14,459	$9,703
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	4,987	14,459	9,703

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(17,375)	(7,261)	(11,748)
Reinvested realized gain distributions	25,685	3,256	3,083

Net realized gain/(loss) on investments	8,310	(4,005)	(8,665)
Net change in unrealized appreciation/(depreciation) of investments	10,413	60,982	81,355

Net realized and unrealized gain/(loss) from investments	18,723	56,977	72,690

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$23,710	$71,436	$82,393

See notes to financial statements.

B-22

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo Advantage VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

133,400	203,252	118,358	44,634	7,253	87,278	200,262
10.83	10.93	10.05	11.00	19.78	4.96	26.00

$1,444,724	$2,221,550	$1,189,932	$490,973	$143,463	$432,901	$5,206,822

—	—	—	—	—	—	—

$1,444,724	$2,221,550	$1,189,932	$490,973	$143,463	$432,901	$5,206,822

$1,444,724	$2,221,550	$1,189,932	$490,973	$143,463	$432,901	$5,206,822

$1,444,724	$2,221,550	$1,189,932	$490,973	$143,463	$432,901	$5,206,822

47,289	161,072	94,056	33,467	12,374	35,149	303,934

$30.55	$13.79	$12.65	$14.67	$11.59	$12.32	$17.13

$1,368,925	$2,172,289	$1,187,399	$481,576	$136,534	$412,947	$4,573,806

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo Advantage VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

$14,660	$36,421	$17,339	$33,726	$893	$5,125	$57,360

—	—	—	—	—	—	—

14,660	36,421	17,339	33,726	893	5,125	57,360

355,439	(122,098)	480	(2,608)	(757)	(8,979)	607,654
—	133,539	8,320	35,656	—	25,559	—

355,439	11,441	8,800	33,048	(757)	16,580	607,654
(173,208)	210,176	4,020	55	24,134	25,424	152,947

182,231	221,617	12,820	33,103	23,377	42,004	760,601

$196,891	$258,038	$30,159	$66,829	$24,270	$47,129	$817,961

B-23

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2

Assets:
Shares owned in underlying fund	87,981	24,500	74,871
Net asset value per share (NAV)	19.62	21.60	5.66

Total Assets (Shares x NAV)	$1,726,181	$529,197	$423,772
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,726,181	$529,197	$423,772

Net Assets: Total
Contract value in accumulation period	$1,726,181	$529,197	$423,772

Net Assets	$1,726,181	$529,197	$423,772

Total Units Outstanding	110,124	48,807	29,167

Unit Value (Accumulation)	$15.67	$10.84	$14.53

Cost of Shares in Underlying Fund	$1,510,971	$379,247	$428,488

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2
2012 Investment Income
Income:
Reinvested dividends	$48,644	$807	$23,654
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	48,644	807	23,654

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	148,912	3,069	16,125
Reinvested realized gain distributions	108,765	—	—

Net realized gain/(loss) on investments	257,677	3,069	16,125
Net change in unrealized appreciation/(depreciation) of investments	(46,691)	84,716	980

Net realized and unrealized gain/(loss) from investments	210,986	87,785	17,105

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$259,630	$88,592	$40,759

See notes to financial statements.

B-24

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Templeton Growth Securities Class 2	Templeton Global Bond Securities Class 2	Mutual Shares Securities Class 2	Franklin Small Cap Value Securities Class 2

160,580	9,685	22,852	1,729	22,995	16,760	36,894
29.98	11.16	10.83	11.97	19.47	17.22	18.23

$4,814,183	$108,085	$247,484	$20,698	$447,718	$288,602	$672,581

—	—	—	—	—	—	—

$4,814,183	$108,085	$247,484	$20,698	$447,718	$288,602	$672,581

$4,814,183	$108,085	$247,484	$20,698	$447,718	$288,602	$672,581

$4,814,183	$108,085	$247,484	$20,698	$447,718	$288,602	$672,581

172,252	9,175	21,721	1,875	35,504	21,210	53,079

$27.95	$11.78	$11.39	$11.04	$12.61	$13.61	$12.67

$4,770,516	$107,590	$239,581	$19,329	$425,856	$273,315	$597,331

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Templeton Growth Securities Class 2	Templeton Global Bond Securities Class 2	Mutual Shares Securities Class 2	Franklin Small Cap Value Securities Class 2

$18,564	$1,906	$4,612	$8,173	$30,523	$6,880	$4,628

—	—	—	—	—	—	—

18,564	1,906	4,612	8,173	30,523	6,880	4,628

562,556	6,800	11,494	(723)	(12,188)	9,888	14,006
384,574	1,121	1,661	—	766	—	—

947,130	7,921	13,155	(723)	(11,422)	9,888	14,006
(233,818)	495	7,904	23,166	43,713	12,527	77,418

713,312	8,416	21,059	22,443	32,291	22,415	91,424

$731,876	$10,322	$25,671	$30,616	$62,814	$29,295	$96,052

B-25

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II

Assets:
Shares owned in underlying fund	139,447	44,324	16,935
Net asset value per share (NAV)	10.26	9.36	10.81

Total Assets (Shares x NAV)	$1,430,729	$414,872	$183,066
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,430,729	$414,872	$183,066

Net Assets: Total
Contract value in accumulation period	$1,430,729	$414,872	$183,066

Net Assets	$1,430,729	$414,872	$183,066

Total Units Outstanding	109,508	31,105	14,854

Unit Value (Accumulation)	$13.06	$13.34	$12.32

Cost of Shares in Underlying Fund	$1,350,333	$426,962	$185,407

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II
2012 Investment Income
Income:
Reinvested dividends	$20,463	$5,111	$3,263
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	20,463	5,111	3,263

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	41,493	(446)	22
Reinvested realized gain distributions	58,864	30,287	6,113

Net realized gain/(loss) on investments	100,357	29,841	6,135
Net change in unrealized appreciation/(depreciation) of investments	27,433	1,404	4,030

Net realized and unrealized gain/(loss) from investments	127,790	31,245	10,165

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$148,253	$36,356	$13,428

See notes to financial statements.

B-26

Investment Divisions
IVY Funds VIP Small Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

13,899	39,859	35,900	23,275	41,442	764	945
9.59	44.77	40.95	26.45	30.74	40.28	26.13

$133,372	$1,784,490	$1,470,110	$615,613	$1,273,916	$30,757	$24,691

—	—	—	—	—	—	—

$133,372	$1,784,490	$1,470,110	$615,613	$1,273,916	$30,757	$24,691

$133,372	$1,784,490	$1,470,110	$615,613	$1,273,916	$30,757	$24,691

$133,372	$1,784,490	$1,470,110	$615,613	$1,273,916	$30,757	$24,691

11,129	202,357	109,441	69,533	165,441	2,825	2,092

$11.99	$8.82	$13.43	$8.85	$7.70	$10.89	$11.80

$136,731	$1,337,594	$1,197,311	$473,129	$1,055,819	$30,511	$24,841

Investment Divisions
IVY Funds VIP Small Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

$—	$—	$10,278	$3,423	$9,985	$384	$107

—	—	—	—	—	—	—

—	—	10,278	3,423	9,985	384	107

(555)	140,341	61,575	9,246	(53,459)	(5,943)	(2,276)
2,241	—	—	10,459	—	—	412

1,686	140,341	61,575	19,705	(53,459)	(5,943)	(1,864)
1,550	149,951	276,794	97,569	263,114	1,819	10,224

3,236	290,292	338,369	117,274	209,655	(4,124)	8,360

$3,236	$290,292	$348,647	$120,697	$219,640	$(3,740)	$8,467

B-27

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares

Assets:
Shares owned in underlying fund	—	23,342	13,438
Net asset value per share (NAV)	—	15.57	28.42

Total Assets (Shares x NAV)	$—	$363,441	$381,905
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$—	$363,441	$381,905

Net Assets: Total
Contract value in accumulation period	$—	$363,441	$381,905

Net Assets	$—	$363,441	$381,905

Total Units Outstanding	—	30,004	11,297

Unit Value (Accumulation)	$—	$12.11	$33.81

Cost of Shares in Underlying Fund	$—	$357,925	$377,207

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares
2012 Investment Income
Income:
Reinvested dividends	$—	$3,239	$9,444
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	3,239	9,444

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	(14,125)	(1,264)
Reinvested realized gain distributions	—	28,290	25,455

Net realized gain/(loss) on investments	—	14,165	24,191
Net change in unrealized appreciation/(depreciation) of investments	—	20,201	4,698

Net realized and unrealized gain/(loss) from investments	—	34,366	28,889

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$—	$37,605	$38,333

See notes to financial statements.

B-28

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class

4,536	31,385	11,398	81,486	5,691	150,450	3,304
30.32	28.83	22.93	15.72	21.85	20.05	28.25

$137,526	$904,827	$261,363	$1,280,966	$124,357	$3,016,529	$93,336

—	—	—	—	—	—	—

$137,526	$904,827	$261,363	$1,280,966	$124,357	$3,016,529	$93,336

$137,526	$904,827	$261,363	$1,280,966	$124,357	$3,016,529	$93,336

$137,526	$904,827	$261,363	$1,280,966	$124,357	$3,016,529	$93,336

12,218	102,220	20,102	82,615	10,761	160,505	7,446

$11.26	$8.85	$13.00	$15.51	$11.56	$18.79	$12.53

$130,162	$684,962	$213,512	$1,241,648	$95,245	$2,657,416	$94,460

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class

$872	$—	$2,233	$—	$908	$84,242	$—

—	—	—	—	—	—	—

872	—	2,233	—	908	84,242	—

(10,124)	59,491	12,429	40,460	5,643	(41,067)	9,268
—	—	—	112,939	—	—	—

(10,124)	59,491	12,429	153,399	5,643	(41,067)	9,268
26,235	92,609	30,370	65,574	15,242	278,198	3,913

16,111	152,100	42,799	218,973	20,885	237,131	13,181

$16,983	$152,100	$45,032	$218,973	$21,793	$321,373	$13,181

B-29

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	MFS Strategic Income Service Class	MFS Research Service Class
Assets:
Shares owned in underlying fund	835	35,351
Net asset value per share (NAV)	10.31	21.70

Total Assets (Shares x NAV)	$8,613	$767,115
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$8,613	$767,115

Net Assets: Total
Contract value in accumulation period	$8,613	$767,115

Net Assets	$8,613	$767,115

Total Units Outstanding	618	62,199

Unit Value (Accumulation)	$13.93	$12.33

Cost of Shares in Underlying Fund	$8,585	$661,616

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	MFS Strategic Income Service Class	MFS Research Service Class
2012 Investment Income
Income:
Reinvested dividends	$490	$4,218
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	490	4,218

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	16,937	41,122
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	16,937	41,122
Net change in unrealized appreciation/(depreciation) of investments	(761)	91,885

Net realized and unrealized gain/(loss) from investments	16,176	133,007

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,666	$137,225

See notes to financial statements.

B-30

Investment Divisions
MFS Total Return Service Class	Oppenheimer Global Securities/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Legg Mason ClearBridge Variable Appreciation Class II	Legg Mason ClearBridge Variable Mid Cap Core Class II	Legg Mason ClearBridge Variable Small Cap Growth Class II

1,564	2,941	89,233	363,828	—	—	40,383
19.80	32.25	14.25	11.55	—	—	17.25

$30,960	$94,862	$1,271,566	$4,202,218	$—	$—	$696,600

—	—	—	—	—	—	—

$30,960	$94,862	$1,271,566	$4,202,218	$—	$—	$696,600

$30,960	$94,862	$1,271,566	$4,202,218	$—	$—	$696,600

$30,960	$94,862	$1,271,566	$4,202,218	$—	$—	$696,600

2,569	6,902	93,143	335,416	—	—	37,939

$12.05	$13.75	$13.65	$12.53	$—	$—	$18.36

$30,176	$83,704	$1,284,421	$4,133,298	$—	$—	$720,568

Investment Divisions
MFS Total Return Service Class	Oppenheimer Global Securities/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Legg Mason ClearBridge Variable Appreciation Class II	Legg Mason ClearBridge Variable Mid Cap Core Class II	Legg Mason ClearBridge Variable Small Cap Growth Class II

$17,189	$1,707	$12,037	$82,843	$—	$—	$690

—	—	—	—	—	—	—

17,189	1,707	12,037	82,843	—	—	690

107,599	60	38,094	39,154	—	—	562
—	—	65,692	77,526	—	—	20,182

107,599	60	103,786	116,680	—	—	20,744
(33,319)	12,056	(8,810)	95,586	—	—	(23,968)

74,280	12,116	94,976	212,266	—	—	(3,224)

$91,469	$13,823	$107,013	$295,109	$—	$—	$(2,534)

B-31

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$51,544	$102,765	$48,568
Net realized gain/(loss) from sale of investments	(1,510)	(7,433)	47,709
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(569,923)	(2,727)	(67,699)

Net increase/(decrease) resulting from operations	(519,889)	92,605	28,578

2011 Policy Transactions
Net policy purchase payments	801,080	1,079,778	169,860
Transfers on account of death, surrenders and withdrawals	(517,357)	(94,659)	(22,438)
Transfers of policy loans	(179,533)	(232,789)	(15,016)
Transfers of cost of insurance and policy fees	(511,567)	(394,009)	(55,241)
Transfers between investment divisions, net	17,533	127,880	(216,020)
Transfers–other	1,409	240	1,866

Net increase/(decrease) from policy transactions	(388,435)	486,441	(136,989)

Total Increase/(Decrease) in Net Assets	(908,324)	579,046	(108,411)
Net Assets at December 31, 2010	5,636,491	5,016,818	719,060

Net Assets at December 31, 2011	$4,728,167	$5,595,864	$610,649

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$98,307	$123,667	$36,839
Net realized gain/(loss) from sale of investments	(26,595)	(48,711)	4,873
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	678,836	827,678	40,720

Net increase/(decrease) resulting from operations	750,548	902,634	82,432

2012 Policy Transactions
Net policy purchase payments	615,848	928,605	76,250
Transfers on account of death, surrenders and withdrawals	(632,827)	(837,322)	(283,042)
Transfers of policy loans	1,045	(109,786)	1,658
Transfers of cost of insurance and policy fees	(475,918)	(414,367)	(48,476)
Transfers between investment divisions, net	4,599	530,851	139,476
Transfers–other	38	166	241

Net increase/(decrease) from policy transactions	(487,215)	98,147	(113,893)

Total Increase/(Decrease) in Net Assets	263,333	1,000,781	(31,461)
Net Assets at December 31, 2011	4,728,167	5,595,864	610,649

Net Assets at December 31, 2012	$4,991,500	$6,596,645	$579,188

See notes to financial statements.

B-32

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources VIP Series Class II	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I

$22,550	$—	$98,630	$—	$2,861	$10,174	$34,231
631	77,449	144,405	18,882	—	(33,056)	45,786
500	—	25,594	—	—	4,522	25,299
(6,195)	(181,555)	(54,043)	(80,004)	—	(2,285)	(446,782)

17,486	(104,106)	214,586	(61,122)	2,861	(20,645)	(341,466)

219,180	412,497	501,537	270,489	10,084,262	292,276	1,008,791
(62,833)	(6,258)	(403,827)	—	(310,927)	(187,834)	(87,641)
(76,628)	(5,760)	(143,547)	(4,313)	(98,373)	(17,734)	(18,689)
(95,149)	(60,048)	(314,403)	(44,743)	(786,710)	(170,374)	(211,217)
45,204	175,538	(1,615,591)	267,831	(4,818,017)	261,331	304,510
—	225	(175)	44	(961)	(1,114)	697

29,774	516,194	(1,976,006)	489,308	4,069,274	176,551	996,451

47,260	412,088	(1,761,420)	428,186	4,072,135	155,906	654,985
888,643	759,538	4,404,746	159,102	7,894,769	1,965,967	2,045,625

$935,903	$1,171,626	$2,643,326	$587,288	$11,966,904	$2,121,873	$2,700,610

$17,895	$—	$83,412	$—	$1,038	$30,790	$19,112
(6,730)	72,733	42,270	(63,326)	—	199,363	108,311
381	—	44,874	—	—	167,026	—
21,131	17,138	3,327	54,737	—	(38,929)	260,893

32,677	89,871	173,883	(8,589)	1,038	358,250	388,316

256,336	38,408	670,924	278,958	3,041,793	265,849	330,408
(238,502)	(5,043)	(514,444)	—	(2,752,904)	(780,690)	(746,290)
(3,448)	(3,113)	(540)	(49)	(39,148)	(11,269)	(7,088)
(81,009)	(19,638)	(248,019)	(13,627)	(735,075)	(176,585)	(181,622)
39,767	(1,272,111)	495,878	(843,974)	(4,090,753)	403,091	(720,342)
(11)	—	(653)	(7)	(282)	(23)	18

(26,867)	(1,261,497)	403,146	(578,699)	(4,576,369)	(299,627)	(1,324,916)

5,810	(1,171,626)	577,029	(587,288)	(4,575,331)	58,623	(936,600)
935,903	1,171,626	2,643,326	587,288	11,966,904	2,121,873	2,700,610

$941,713	$—	$3,220,355	$—	$7,391,573	$2,180,496	$1,764,010

B-33

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$—
Net realized gain/(loss) from sale of investments	137,755	12,776	(23,303)
Reinvested realized gain distributions	352,452	—	—
Net change in unrealized appreciation/(depreciation) of investments	(1,249,712)	(93,252)	40,085

Net increase/(decrease) resulting from operations	(759,505)	(80,476)	16,782

2011 Policy Transactions
Net policy purchase payments	924,220	549,916	60,453
Transfers on account of death, surrenders and withdrawals	(87,959)	(149,776)	(5,711)
Transfers of policy loans	(91,290)	(107,285)	(19,797)
Transfers of cost of insurance and policy fees	(278,195)	(267,988)	(27,280)
Transfers between investment divisions, net	(507,750)	(48,937)	(47)
Transfers–other	(75)	4,384	—

Net increase/(decrease) from policy transactions	(41,049)	(19,686)	7,618

Total Increase/(Decrease) in Net Assets	(800,554)	(100,162)	24,400
Net Assets at December 31, 2010	3,368,298	3,192,783	326,566

Net Assets at December 31, 2011	$2,567,744	$3,092,621	$350,966

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$16,819	$—	$—
Net realized gain/(loss) from sale of investments	(160,917)	451,619	(38,369)
Reinvested realized gain distributions	88,312	—	—
Net change in unrealized appreciation/(depreciation) of investments	386,311	61,992	87,813

Net increase/(decrease) resulting from operations	330,525	513,611	49,444

2012 Policy Transactions
Net policy purchase payments	629,133	632,235	36,217
Transfers on account of death, surrenders and withdrawals	(570,662)	(492,878)	(95,252)
Transfers of policy loans	(49,196)	(55,835)	3,758
Transfers of cost of insurance and policy fees	(211,094)	(258,566)	(25,464)
Transfers between investment divisions, net	(133,113)	426,598	549
Transfers–other	11	413	(5)

Net increase/(decrease) from policy transactions	(334,921)	251,967	(80,197)

Total Increase/(Decrease) in Net Assets	(4,396)	765,578	(30,753)
Net Assets at December 31, 2011	2,567,744	3,092,621	350,966

Net Assets at December 31, 2012	$2,563,348	$3,858,199	$320,213

See notes to financial statements.

B-34

Investment Divisions
Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

$10,197	$500	$13,839	$9,630	$3,796	$5,960	$149
(95,739)	(12,779)	(24,659)	20,922	11,507	(4,418)	15,768
—	—	—	—	—	—	—
157,741	(15,359)	72,761	(24,651)	(30,723)	15,727	(31,519)

72,199	(27,638)	61,941	5,901	(15,420)	17,269	(15,602)

157,223	55,728	55,163	64,811	92,573	210,472	110,679
(130,248)	(29,542)	(7,533)	(21,103)	—	—	(7,536)
(63,519)	(11,434)	1,513	(76,027)	—	(15,931)	(1,604)
(141,018)	(44,851)	(42,208)	(71,888)	(20,154)	(9,257)	(6,480)
(67,316)	(11,761)	(37,570)	—	167,121	136,006	(58,924)
100	790	(72)	163	23	55	255

(244,778)	(41,070)	(30,707)	(104,044)	239,563	321,345	36,390

(172,579)	(68,708)	31,234	(98,143)	224,143	338,614	20,788
1,917,554	365,708	376,586	1,065,848	262,082	117,328	121,251

$1,744,975	$297,000	$407,820	$967,705	$486,225	$455,942	$142,039

$10,636	$—	$13,803	$8,654	$1,670	$27,916	$—
(30,986)	(8,712)	10,810	8,166	23,923	14,831	(10,151)
29,175	—	15,758	—	—	—	1,714
245,782	46,501	(24,691)	108,141	12,599	(23,347)	21,091

254,607	37,789	15,680	124,961	38,192	19,400	12,654

131,212	49,778	52,242	83,523	36,700	179,848	39,263
(358,971)	(9,197)	(7,747)	(105,730)	(331,503)	(5,927)	(97,216)
242	(7,242)	(1,867)	(16,403)	3,924	9,745	3,949
(131,884)	(34,386)	(43,664)	(65,815)	(13,508)	(26,725)	(5,254)
42,397	4,908	14,707	(11,862)	(110,170)	331,803	7,910
405	26	11	1,104	—	—	—

(316,599)	3,887	13,682	(115,183)	(414,557)	488,744	(51,348)

(61,992)	41,676	29,362	9,778	(376,365)	508,144	(38,694)
1,744,975	297,000	407,820	967,705	486,225	455,942	142,039

$1,682,983	$338,676	$437,182	$977,483	$109,860	$964,086	$103,345

B-35

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Invesco V.I. Utilities Series II	Invesco Van Kampen V.I. Growth and Income Series II	Alger Capital Appreciation Class S

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$3,268	$9,365	$—
Net realized gain/(loss) from sale of investments	982	9,871	24,388
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	3,160	(52,211)	(40,180)

Net increase/(decrease) resulting from operations	7,410	(32,975)	(15,792)

2011 Policy Transactions
Net policy purchase payments	5,966	295,115	206,641
Transfers on account of death, surrenders and withdrawals	—	(171)	(21,711)
Transfers of policy loans	—	—	(15,230)
Transfers of cost of insurance and policy fees	(2,231)	(29,674)	(19,039)
Transfers between investment divisions, net	92,807	114,569	88,177
Transfers–other	2	1,210	858

Net increase/(decrease) from policy transactions	96,544	381,049	239,696

Total Increase/(Decrease) in Net Assets	103,954	348,074	223,904
Net Assets at December 31, 2010	8,436	548,460	272,758

Net Assets at December 31, 2011	$112,390	$896,534	$496,662

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$419	$13,481	$6,477
Net realized gain/(loss) from sale of investments	2,749	104,695	71,773
Reinvested realized gain distributions	524	—	433
Net change in unrealized appreciation/(depreciation) of investments	(4,544)	(3,104)	65,694

Net increase/(decrease) resulting from operations	(852)	115,072	144,377

2012 Policy Transactions
Net policy purchase payments	5,031	79,804	204,985
Transfers on account of death, surrenders and withdrawals	—	(610,605)	(479,718)
Transfers of policy loans	—	—	1,872
Transfers of cost of insurance and policy fees	(2,547)	(28,149)	(29,456)
Transfers between investment divisions, net	(99,052)	(15,350)	886,220
Transfers–other	—	—	(16)

Net increase/(decrease) from policy transactions	(96,568)	(574,300)	583,887

Total Increase/(Decrease) in Net Assets	(97,420)	(459,228)	728,264
Net Assets at December 31, 2011	112,390	896,534	496,662

Net Assets at December 31, 2012	$14,970	$437,306	$1,224,926

See notes to financial statements.

B-36

Investment Divisions
Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I

$1,303	$4,144	$277	$789	$111	$9,832	$—
(4,274)	1,509	36,465	2,018	1,098	117,172	7,488
—	—	—	—	—	88,617	—
(1,564)	75,352	(880)	(64,150)	(817)	(155,822)	(21,067)

(4,535)	81,005	35,862	(61,343)	392	59,799	(13,579)

16,644	161,240	84,740	83,169	82,864	304,580	113,433
—	(29,764)	(39,572)	(811)	—	(5,918)	—
(1,977)	(9,282)	(60)	(95)	—	—	—
(9,213)	(38,046)	(28,374)	(15,831)	(170)	(40,399)	(13,824)
4,230	764,588	593,021	12,153	(82,774)	209,307	70,858
(9)	724	(262)	(140)	—	(203)	(1,008)

9,675	849,460	609,493	78,445	(80)	467,367	169,459

5,140	930,465	645,355	17,102	312	527,166	155,880
108,740	308,094	156,337	235,828	2,327	737,483	85,667

$113,880	$1,238,559	$801,692	$252,930	$2,639	$1,264,649	$241,547

$2,249	$13,178	$202	$—	$677	$10,125	$—
(3,663)	199,280	156,303	(28,937)	(556)	109,404	(1,779)
—	—	—	—	—	139,356	18,844
20,137	(9,200)	2,720	38,961	3,205	(52,077)	23,537

18,723	203,258	159,225	10,024	3,326	206,808	40,602

14,652	223,858	126,045	104,238	36,009	126,135	62,262
(2,464)	(326,261)	(297,231)	(27,262)	(320)	(730,467)	(29,279)
(737)	(235)	(46)	(919)	—	—	—
(10,429)	(57,784)	(39,893)	(12,843)	(2,346)	(37,828)	(15,267)
13,859	(39,202)	282,993	(96,203)	11,360	(399,494)	122,533
(44)	517	69	2	—	1	—

14,837	(199,107)	71,937	(32,987)	44,703	(1,041,653)	140,249

33,560	4,151	231,162	(22,963)	48,029	(834,845)	180,851
113,880	1,238,559	801,692	252,930	2,639	1,264,649	241,547

$147,440	$1,242,710	$1,032,854	$229,967	$50,668	$429,804	$422,398

B-37

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	American Century VP Mid Cap Value Class I	BlackRock Global Allocation V.I. Class III	Davis Financial

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,365	$13,520	$6,292
Net realized gain/(loss) from sale of investments	(4,060)	14,623	(55,587)
Reinvested realized gain distributions	2,995	14,095	—
Net change in unrealized appreciation/(depreciation) of investments	(2,513)	(62,851)	9,294

Net increase/(decrease) resulting from operations	(2,213)	(20,613)	(40,001)

2011 Policy Transactions
Net policy purchase payments	32,250	422,094	58,567
Transfers on account of death, surrenders and withdrawals	—	(142)	(13,439)
Transfers of policy loans	(2,048)	—	(46,110)
Transfers of cost of insurance and policy fees	(6,722)	(19,797)	(46,420)
Transfers between investment divisions, net	63,109	(62,001)	9,842
Transfers–other	264	(44)	555

Net increase/(decrease) from policy transactions	86,853	340,110	(37,005)

Total Increase/(Decrease) in Net Assets	84,640	319,497	(77,006)
Net Assets at December 31, 2010	5,394	254,674	516,462

Net Assets at December 31, 2011	$90,034	$574,171	$439,456

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$4,987	$14,459	$9,703
Net realized gain/(loss) from sale of investments	(17,375)	(7,261)	(11,748)
Reinvested realized gain distributions	25,685	3,256	3,083
Net change in unrealized appreciation/(depreciation) of investments	10,413	60,982	81,355

Net increase/(decrease) resulting from operations	23,710	71,436	82,393

2012 Policy Transactions
Net policy purchase payments	102,881	385,983	58,068
Transfers on account of death, surrenders and withdrawals	—	(96,249)	(25,135)
Transfers of policy loans	—	(24)	325
Transfers of cost of insurance and policy fees	(9,228)	(26,341)	(46,665)
Transfers between investment divisions, net	(19,869)	86,892	(13,309)
Transfers–other	77	25	301

Net increase/(decrease) from policy transactions	73,861	350,286	(26,415)

Total Increase/(Decrease) in Net Assets	97,571	421,722	55,978
Net Assets at December 31, 2011	90,034	574,171	439,456

Net Assets at December 31, 2012	$187,605	$995,893	$495,434

See notes to financial statements.

B-38

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo Advantage VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

$14,063	$17,874	$7,866	$31,963	$1,478	$28	$44,238
13,257	(67,558)	(417)	10,555	(13,966)	350	(287,273)
—	155,744	6,991	33,393	—	1,201	—
61,467	(199,494)	(2,419)	(22,152)	(20,886)	(5,905)	92,586

88,787	(93,434)	12,021	53,759	(33,374)	(4,326)	(150,449)

240,669	312,818	410,908	626,291	113,005	15,360	1,243,947
(49,890)	(59,692)	—	—	(23,792)	—	(160,740)
(37,458)	(22,423)	—	(3,624)	(3,703)	—	(98,291)
(127,570)	(143,761)	(25,666)	(46,987)	(7,154)	(1,659)	(400,299)
(19,151)	(17,162)	503,629	(232,721)	88,683	15,292	284,329
274	1,022	(1)	17	(201)	558	1,504

6,874	70,802	888,870	342,976	166,838	29,551	870,450

95,661	(22,632)	900,891	396,735	133,464	25,225	720,001
980,666	2,009,803	114,976	723,699	24,354	5,384	4,581,654

$1,076,327	$1,987,171	$1,015,867	$1,120,434	$157,818	$30,609	$5,301,655

$14,660	$36,421	$17,339	$33,726	$893	$5,125	$57,360
355,439	(122,098)	480	(2,608)	(757)	(8,979)	607,654
—	133,539	8,320	35,656	—	25,559	—
(173,208)	210,176	4,020	55	24,134	25,424	152,947

196,891	258,038	30,159	66,829	24,270	47,129	817,961

219,094	276,085	86,863	109,002	61,604	29,303	676,165
(354,875)	(160,110)	(45,060)	(813,839)	(94,396)	(6,079)	(1,142,563)
(6,592)	(4,341)	—	(22)	3,898	—	(65,277)
(127,569)	(137,073)	(40,101)	(40,949)	(4,904)	(5,264)	(390,424)
441,253	(1,587)	141,967	49,518	(4,964)	337,200	8,755
195	3,366.52	237	—	137	3	550

171,506	(23,659)	143,906	(696,290)	(38,625)	355,163	(912,794)

368,397	234,379	174,065	(629,461)	(14,355)	402,292	(94,833)
1,076,327	1,987,171	1,015,867	1,120,434	157,818	30,609	5,301,655

$1,444,724	$2,221,550	$1,189,932	$490,973	$143,463	$432,901	$5,206,822

B-39

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$37,284	$—	$6,827
Net realized gain/(loss) from sale of investments	(41,919)	3,483	768
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	12,087	4,558	(5,384)

Net increase/(decrease) resulting from operations	7,452	8,041	2,211

2011 Policy Transactions
Net policy purchase payments	275,045	68,474	43,501
Transfers on account of death, surrenders and withdrawals	(212,708)	(1,420)	(11,748)
Transfers of policy loans	(37,836)	(9,783)	—
Transfers of cost of insurance and policy fees	(150,440)	(49,202)	(4,070)
Transfers between investment divisions, net	53,359	—	32,878
Transfers–other	4	99	4

Net increase/(decrease) from policy transactions	(72,576)	8,168	60,565

Total Increase/(Decrease) in Net Assets	(65,124)	16,209	62,776
Net Assets at December 31, 2010	1,628,017	443,879	37,148

Net Assets at December 31, 2011	$1,562,893	$460,088	$99,924

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$48,644	$807	$23,654
Net realized gain/(loss) from sale of investments	148,912	3,069	16,125
Reinvested realized gain distributions	108,765	—	—
Net change in unrealized appreciation/(depreciation) of investments	(46,691)	84,716	980

Net increase/(decrease) resulting from operations	259,630	88,592	40,759

2012 Policy Transactions
Net policy purchase payments	267,840	62,989	82,187
Transfers on account of death, surrenders and withdrawals	(118,759)	(33,408)	—
Transfers of policy loans	4,312	(1,929)	—
Transfers of cost of insurance and policy fees	(150,550)	(49,093)	(11,436)
Transfers between investment divisions, net	(98,846)	1,867	212,339
Transfers–other	(339)	91	(1)

Net increase/(decrease) from policy transactions	(96,342)	(19,483)	283,089

Total Increase/(Decrease) in Net Assets	163,288	69,109	323,848
Net Assets at December 31, 2011	1,562,893	460,088	99,924

Net Assets at December 31, 2012	$1,726,181	$529,197	$423,772

See notes to financial statements.

B-40

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Templeton Growth Securities Class 2	Templeton Global Bond Securities Class 2	Mutual Shares Securities Class 2	Franklin Small Cap Value Securities Class 2

$1,326	$—	$—	$2,069	$14,536	$2,169	$1,461
(54,397)	—	—	(2,749)	(760)	(10,158)	15,807
10,416	—	—	—	1,690	—	—
(635,747)	—	—	(25,648)	(21,851)	(1,393)	(21,755)

(678,402)	—	—	(26,328)	(6,385)	(9,382)	(4,487)

1,527,605	—	—	143,906	190,558	48,216	270,852
(189,785)	—	—	—	—	(5,215)	(186)
(218,612)	—	—	—	(5,210)	—	(15,352)
(457,707)	—	—	(5,003)	(10,438)	(4,358)	(9,105)
(171,929)	65,259	50,523	207,645	193,432	(18,724)	(127,545)
4,608	—	—	(79)	4	335	(524)

494,180	65,259	50,523	346,469	368,346	20,254	118,140

(184,222)	65,259	50,523	320,141	361,961	10,872	113,653
5,614,820	—	—	33,905	—	66,854	138,907

$5,430,598	$65,259	$50,523	$354,046	$361,961	$77,726	$252,560

$18,564	$1,906	$4,612	$8,173	$30,523	$6,880	$4,628
562,556	6,800	11,494	(723)	(12,188)	9,888	14,006
384,574	1,121	1,661	—	766	—	—
(233,818)	495	7,904	23,166	43,713	12,527	77,418

731,876	10,322	25,671	30,616	62,814	29,295	96,052

721,473	31,729	23,268	8,990	76,958	68,419	101,781
(1,096,165)	(94,815)	(94,040)	(548,166)	(97,830)	—	(9,071)
(52,188)	—	—	—	(69)	—	(130)
(402,536)	(4,173)	(7,406)	(10,314)	(15,057)	(9,611)	(17,819)
(519,195)	99,684	249,391	185,526	58,942	122,644	249,214
320	79	77	—	(1)	129	(6)

(1,348,291)	32,504	171,290	(363,964)	22,943	181,581	323,969

(616,415)	42,826	196,961	(333,348)	85,757	210,876	420,021
5,430,598	65,259	50,523	354,046	361,961	77,726	252,560

$4,814,183	$108,085	$247,484	$20,698	$447,718	$288,602	$672,581

B-41

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$14,686	$2,900	$1,370
Net realized gain/(loss) from sale of investments	30,252	(10,222)	8,969
Reinvested realized gain distributions	23,107	2,907	2,569
Net change in unrealized appreciation/(depreciation) of investments	(84,931)	(26,648)	(13,039)

Net increase/(decrease) resulting from operations	(16,886)	(31,063)	(131)

2011 Policy Transactions
Net policy purchase payments	151,947	167,992	198,610
Transfers on account of death, surrenders and withdrawals	—	(13,605)	—
Transfers of policy loans	(10,922)	(103,491)	(8,840)
Transfers of cost of insurance and policy fees	(70,393)	(15,721)	(11,841)
Transfers between investment divisions, net	40,763	108,504	(123,138)
Transfers–other	1,562	370	2,709

Net increase/(decrease) from policy transactions	112,957	144,049	57,500

Total Increase/(Decrease) in Net Assets	96,071	112,986	57,369
Net Assets at December 31, 2010	1,357,093	134,759	104,925

Net Assets at December 31, 2011	$1,453,164	$247,745	$162,294

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$20,463	$5,111	$3,263
Net realized gain/(loss) from sale of investments	41,493	(446)	22
Reinvested realized gain distributions	58,864	30,287	6,113
Net change in unrealized appreciation/(depreciation) of investments	27,433	1,404	4,030

Net increase/(decrease) resulting from operations	148,253	36,356	13,428

2012 Policy Transactions
Net policy purchase payments	105,709	36,569	41,813
Transfers on account of death, surrenders and withdrawals	(30,085)	—	(42,104)
Transfers of policy loans	1,880	(364)	7,829
Transfers of cost of insurance and policy fees	(72,400)	(12,150)	(10,466)
Transfers between investment divisions, net	(175,798)	106,561	10,274
Transfers–other	6	155	(2)

Net increase/(decrease) from policy transactions	(170,688)	130,771	7,344

Total Increase/(Decrease) in Net Assets	(22,435)	167,127	20,772
Net Assets at December 31, 2011	1,453,164	247,745	162,294

Net Assets at December 31, 2012	$1,430,729	$414,872	$183,066

See notes to financial statements.

B-42

Investment Divisions
IVY Funds VIP Small Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

$—	$—	$6,150	$4,293	$7,393	$69	$466
(2,531)	47,403	61,211	(364)	(25,684)	2,564	(24)
428	—	—	—	—	—	—
(6,530)	(76,508)	(174,874)	(42,229)	(162,301)	(3,926)	(10,374)

(8,633)	(29,105)	(107,513)	(38,300)	(180,592)	(1,293)	(9,932)

79,015	170,116	173,018	101,791	168,766	54,620	40,950
—	(68,940)	(37,932)	(38,750)	(104,873)	—	—
—	(10,452)	(69,045)	(15,250)	(40,360)	—	—
(2,734)	(120,252)	(131,904)	(62,896)	(114,297)	(1,065)	(2,626)
(8,002)	7,266	13,383	(810)	35,911	(54,413)	70,383
22	578	49	17	82	(37)	—

68,301	(21,684)	(52,431)	(15,898)	(54,771)	(895)	108,707

59,668	(50,789)	(159,944)	(54,198)	(235,363)	(2,188)	98,775
15,117	1,865,190	1,691,254	748,747	1,341,275	31,591	—

$74,785	$1,814,401	$1,531,310	$694,549	$1,105,912	$29,403	$98,775

$—	$—	$10,278	$3,423	$9,985	$384	$107
(555)	140,341	61,575	9,246	(53,459)	(5,943)	(2,276)
2,241	—	—	10,459	—	—	412
1,550	149,951	276,794	97,569	263,114	1,819	10,224

3,236	290,292	348,647	120,697	219,640	(3,740)	8,467

35,370	152,186	184,807	73,869	168,291	13,283	—
—	(205,750)	(109,673)	(110,161)	(190,335)	(373,068)	(91,910)
—	(8,222)	(31,735)	(1,610)	(30,965)	—	—
(3,900)	(106,045)	(138,641)	(55,857)	(103,366)	(3,963)	(1,891)
23,802	(154,588)	(314,509)	(105,811)	103,441	368,736	11,250
79	2,216	(96)	(63)	1,298	106	—

55,351	(320,203)	(409,847)	(199,633)	(51,636)	5,094	(82,551)

58,587	(29,911)	(61,200)	(78,936)	168,004	1,354	(74,084)
74,785	1,814,401	1,531,310	694,549	1,105,912	29,403	98,775

$133,372	$1,784,490	$1,470,110	$615,613	$1,273,916	$30,757	$24,691

B-43

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$2,860	$—
Net realized gain/(loss) from sale of investments	276	3,027	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	(42,170)	—

Net increase/(decrease) resulting from operations	276	(36,283)	—

2011 Policy Transactions
Net policy purchase payments	40,950	359,796	—
Transfers on account of death, surrenders and withdrawals	—	—	—
Transfers of policy loans	—	—	—
Transfers of cost of insurance and policy fees	—	(33,134)	—
Transfers between investment divisions, net	(41,226)	(168,544)	—
Transfers–other	—	2,438	—

Net increase/(decrease) from policy transactions	(276)	160,556	—

Total Increase/(Decrease) in Net Assets	—	124,273	—
Net Assets at December 31, 2010	—	277,634	—

Net Assets at December 31, 2011	$—	$401,907	$—

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$3,239	$9,444
Net realized gain/(loss) from sale of investments	—	(14,125)	(1,264)
Reinvested realized gain distributions	—	28,290	25,455
Net change in unrealized appreciation/(depreciation) of investments	—	20,201	4,698

Net increase/(decrease) resulting from operations	—	37,605	38,333

2012 Policy Transactions
Net policy purchase payments	—	149,938	—
Transfers on account of death, surrenders and withdrawals	—	(199,873)	—
Transfers of policy loans	—	—	—
Transfers of cost of insurance and policy fees	—	(15,886)	(3,297)
Transfers between investment divisions, net	—	(10,240)	346,869
Transfers–other	—	(10)	—

Net increase/(decrease) from policy transactions	—	(76,071)	343,572

Total Increase/(Decrease) in Net Assets	—	(38,466)	381,905
Net Assets at December 31, 2011	—	401,907	—

Net Assets at December 31, 2012	$—	$363,441	$381,905

See notes to financial statements.

B-44

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class	MFS Growth Service Class

$715	$1,818	$2,344	$—	$1,198	$80,193	$6
(2,837)	30,859	(9,576)	60,043	1,591	(112,649)	(619)
—	—	—	138,097	—	—	—
(23,862)	(33,266)	3,433	(333,140)	(3,209)	84,925	(5,036)

(25,984)	(589)	(3,799)	(135,000)	(420)	52,469	(5,649)

76,318	79,661	41,909	148,248	18,786	416,489	17,197
—	(27,431)	(4,205)	(20,532)	(9,718)	(209,056)	—
(11,299)	(40,891)	(3,364)	(46,866)	(42)	(94,504)	—
(5,607)	(57,300)	(30,221)	(87,635)	(10,491)	(288,786)	(1,213)
42,153	5,525	(25,213)	148,632	557	(62,467)	228,878
19	184	—	51	25	24	88

101,584	(40,252)	(21,094)	141,898	(883)	(238,300)	244,950

75,600	(40,841)	(24,893)	6,898	(1,303)	(185,831)	239,301
50,912	970,280	266,225	997,187	141,918	3,058,056	—

$126,512	$929,439	$241,332	$1,004,085	$140,615	$2,872,225	$239,301

$872	$—	$2,233	$—	$908	$84,242	$—
(10,124)	59,491	12,429	40,460	5,643	(41,067)	9,268
—	—	—	112,939	—	—	—
26,235	92,609	30,370	65,574	15,242	278,198	3,913

16,983	152,100	45,032	218,973	21,793	321,373	13,181

36,616	76,011	35,741	178,911	16,149	361,803	35,534
(94,033)	(186,833)	(39,385)	(60,691)	(31,412)	(252,495)	(479,634)
(52)	(10,249)	(4,406)	(24,881)	(2,370)	(60,909)	—
(5,141)	(53,920)	(31,428)	(90,819)	(10,733)	(278,980)	(8,369)
56,619	(5,113)	14,515	55,440	(9,685)	53,412	293,332
22	3,392	(38)	(52)	—	100	(9)

(5,969)	(176,712)	(25,001)	57,908	(38,051)	(177,069)	(159,146)

11,014	(24,612)	20,031	276,881	(16,258)	144,304	(145,965)
126,512	929,439	241,332	1,004,085	140,615	2,872,225	239,301

$137,526	$904,827	$261,363	$1,280,966	$124,357	$3,016,529	$93,336

B-45

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	MFS Strategic Income Service Class	MFS Research Service Class

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$11,880	$3,939
Net realized gain/(loss) from sale of investments	3,216	6,497
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(5,632)	(10,122)

Net increase/(decrease) resulting from operations	9,464	314

2011 Policy Transactions
Net policy purchase payments	11,239	329,398
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(12,596)	(33,230)
Transfers between investment divisions, net	230,823	494,189
Transfers–other	474	46

Net increase/(decrease) from policy transactions	229,940	790,403

Total Increase/(Decrease) in Net Assets	239,404	790,717
Net Assets at December 31, 2010	120,113	181,127

Net Assets at December 31, 2011	$359,517	$971,844

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$490	$4,218
Net realized gain/(loss) from sale of investments	16,937	41,122
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(761)	91,885

Net increase/(decrease) resulting from operations	16,666	137,225

2012 Policy Transactions
Net policy purchase payments	—	7,714
Transfers on account of death, surrenders and withdrawals	(444,155)	(238,830)
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(9,315)	(28,064)
Transfers between investment divisions, net	85,898	(82,774)
Transfers–other	2	—

Net increase/(decrease) from policy transactions	(367,570)	(341,954)

Total Increase/(Decrease) in Net Assets	(350,904)	(204,729)
Net Assets at December 31, 2011	359,517	971,844

Net Assets at December 31, 2012	$8,613	$767,115

See notes to financial statements.

B-46

Investment Divisions
MFS Total Return Service Class	Oppenheimer Global Securities/VA Service Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Legg Mason ClearBridge Variable Appreciation Class II	Legg Mason ClearBridge Variable Mid Cap Core Class II	Legg Mason ClearBridge Variable Small Cap Growth Class II

$27,652	$6	$6,672	$40,244	$—	$—	$—
12,274	(728)	7,646	1,614	—	—	—
—	—	28,442	31,007	—	—	—
(40,136)	(936)	(4,085)	(19,533)	—	—	—

(210)	(1,658)	38,675	53,332	—	—	—

310,518	7,928	292,772	856,904	—	—	—
—	—	—	(38,475)	—	—	—
(13,002)	—	—	(74,285)	—	—	—
(35,012)	(1,012)	(21,319)	(64,104)	—	—	—
339,864	24,080	671,952	715,187	—	—	—
—	—	(336)	70	—	—	—

602,368	30,996	943,069	1,395,297	—	—	—

602,158	29,338	981,744	1,448,629	—	—	—
772,184	577	18,936	801,052	—	—	—

$1,374,342	$29,915	$1,000,680	$2,249,681	$—	$—	$—

$17,189	$1,707	$12,037	$82,843	$—	$—	$690
107,599	60	38,094	39,154	—	—	562
—	—	65,692	77,526	—	—	20,182
(33,319)	12,056	(8,810)	95,586	—	—	(23,968)

91,469	13,823	107,013	295,109	—	—	(2,534)

971	7,551	178,940	862,583	—	—	—
(778,292)	—	(93,098)	(282,606)	—	—	—
(70)	—	—	113,836	—	—	—
(29,249)	(3,116)	(48,954)	(91,344)	—	—	(7,540)
(628,211)	46,677	126,860	1,054,785	—	—	706,674
—	12	125	174	—	—	—

(1,434,851)	51,124	163,873	1,657,428	—	—	699,134

(1,343,382)	64,947	270,886	1,952,537	—	—	696,600
1,374,342	29,915	1,000,680	2,249,681	—	—	—

$30,960	$94,862	$1,271,566	$4,202,218	$—	$—	$696,600

B-47

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2012)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999, and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life, individual variable universal life and flexible premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the various investment options based on the selected policy within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time.

The seventy-seven investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I

RS S&P 500 Index VIP Series Class I

RS High Yield VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco Van Kampen V.I. American Franchise Fund Series I (formerly Invesco V.I. Capital Appreciation Fund Series I)

Invesco V.I. Utilities Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Utilities Fund Series II

Invesco Van Kampen V.I. Growth and Income Fund Series II

Alger Capital Appreciation Portfolio Class S

AllianceBernstein VPS Value Portfolio Class B

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

American Century VP Capital Appreciation Fund Class I

American Century VP Mid Cap Value Fund Class I

BlackRock Global Allocation V.I. Fund Class III

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Wells Fargo Advantage VT International Equity Fund Class II

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP High Income Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Freedom 2020 Portfolio Service Class 2

Fidelity VIP Freedom 2030 Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Templeton Global Bond Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

Ibbotson Balanced ETF Asset Allocation Portfolio Class II

Ibbotson Growth ETF Asset Allocation Portfolio Class II

Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II

IVY Funds VIP Small Cap Growth

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Janus Portfolio Institutional Shares

Janus Aspen Worldwide Portfolio Institutional Shares

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Janus Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio Service Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Worldwide Portfolio Service Shares

MFS Growth Series Initial Class

B-48

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

MFS Growth Series Service Class

MFS Strategic Income Series Service Class

MFS Research Series Service Class

MFS Total Return Series Service Class

Oppenheimer Global Securities Fund/VA Service Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Legg Mason ClearBridge Variable Appreciation Portfolio Class II

Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II

Legg Mason ClearBridge Variable Small Cap Growth Portfolio Class II

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2012, there were no transfers in and out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requirements for expanded disclosures. This new guidance is effective for 2012 and should be applied prospectively. The Account adopted this guidance in 2012, which impacted this financial statement disclosure.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while

B-49

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2012, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2012, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $87,339,492.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2012, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2012, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2012.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-50

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2012, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I	$908,946	$1,297,855
RS S&P 500 Index VIP Series Class I	1,633,721	1,411,906
RS High Yield VIP Series Class I	374,106	451,160
RS Low Duration Bond VIP Series Class I	621,088	629,680
RS Partners VIP Series Class I	76,559	1,338,057
RS Investment Quality Bond VIP Series Class I	1,330,767	799,335
RS Global Natural Resources VIP Series Class II	320,658	899,357
RS Money Market VIP Series Class I	5,738,302	10,313,633
Gabelli Capital Asset Fund	849,028	950,839
RS International Growth VIP Series Class I	588,981	1,894,785
RS Emerging Markets VIP Series Class I	1,002,629	1,232,419
RS Small Cap Growth Equity VIP Series Class I	1,577,428	1,325,460
Value Line Centurion Fund	39,394	119,591
Value Line Strategic Asset Management Trust	206,953	483,741
Invesco Van Kampen V.I. American Franchise Fund Series I (formerly Invesco V.I. Capital Appreciation Fund Series I)	50,184	46,297
Invesco V.I. Utilities Fund Series I	89,316	46,072
Invesco V.I. Core Equity Fund Series I	147,371	253,900
Invesco V.I. Core Equity Fund Series II	201,610	614,497
Invesco V.I. Government Securities Fund Series II	795,901	279,241
Invesco V.I. Mid Cap Core Equity Fund Series II	194,200	243,835
Invesco V.I. Utilities Fund Series II	287,125	382,749
Invesco Van Kampen V.I. Growth and Income Fund Series II	432,402	993,221
Alger Capital Appreciation Portfolio Class S	1,308,985	718,188
AllianceBernstein VPS Value Portfolio Class B	33,030	15,945
AllianceBernstein VPS Growth & Income Portfolio Class B	1,039,252	1,225,182
AllianceBernstein VPS Large Cap Growth Portfolio Class B	1,181,842	1,109,702
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	478,565	511,551
AllianceBernstein VPS International Value Portfolio Class B	48,685	3,306
AllianceBernstein VPS Real Estate Investment Portfolio Class B	597,686	1,489,857
American Century VP Capital Appreciation Fund Class I	218,701	59,609
American Century VP Mid Cap Value Fund Class I	600,922	496,389
BlackRock Global Allocation V.I. Fund Class III	550,180	182,179
Davis Financial Portfolio	67,165	80,794
Davis Real Estate Portfolio	1,119,858	933,692
Davis Value Portfolio	516,405	370,105
Delaware VIP Limited-Term Diversified Income Series Service Class	589,455	419,977
Delaware VIP Diversified Income Series Service Class	443,436	1,070,344
Delaware VIP Emerging Markets Series Service Class	335,925	373,657
Wells Fargo Advantage VT International Equity Fund Class II	502,526	116,680
Fidelity VIP Contrafund Portfolio Service Class 2	1,426,471	2,281,905
Fidelity VIP Equity-Income Portfolio Service Class 2	424,911	363,845
Fidelity VIP Growth Opportunities Portfolio Service Class 2	54,166	72,841
Fidelity VIP High Income Portfolio Service Class 2	615,945	309,202
Fidelity VIP Mid Cap Portfolio Service Class 2	1,245,722	2,190,876
Fidelity VIP Freedom 2020 Portfolio Service Class 2	151,704	116,174
Fidelity VIP Freedom 2030 Portfolio Service Class 2	413,891	236,327
Templeton Growth Securities Fund Class 2	416,745	772,537
Templeton Global Bond Securities Fund Class 2	389,528	335,295
Mutual Shares Securities Fund Class 2	462,906	274,445
Franklin Small Cap Value Securities Fund Class 2	558,753	230,156
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	244,988	336,349
Ibbotson Growth ETF Asset Allocation Portfolio Class II	187,765	21,595

B-51

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Purchases	Sales
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II	$119,426	$102,706
IVY Funds VIP Small Cap Growth	61,621	4,028
Janus Aspen Enterprise Portfolio Institutional Shares	208,162	528,364
Janus Aspen Forty Portfolio Institutional Shares	203,825	603,394
Janus Aspen Janus Portfolio Institutional Shares	76,766	262,517
Janus Aspen Worldwide Portfolio Institutional Shares	244,816	286,467
Janus Aspen Forty Portfolio Service Shares	493,039	487,561
Janus Aspen Janus Portfolio Service Shares	123,084	205,117
Janus Aspen Enterprise Portfolio Service Shares	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares	309,019	353,561
Janus Aspen Balanced Portfolio Service Shares	477,394	98,922
Janus Aspen Worldwide Portfolio Service Shares	274,647	279,745
MFS Growth Series Initial Class	142,350	319,062
MFS Investors Trust Series Initial Class	47,785	70,553
MFS New Discovery Series Initial Class	366,833	195,986
MFS Research Series Initial Class	21,635	58,779
MFS Total Return Series Initial Class	411,512	504,339
MFS Growth Series Service Class	389,054	548,200
MFS Strategic Income Series Service Class	104,842	471,921
MFS Research Series Service Class	84,637	422,373
MFS Total Return Series Service Class	204,120	1,621,783
Oppenheimer Global Securities Fund/VA Service Class	261,509	208,678
PIMCO Real Return Portfolio Advisor Class	963,572	721,970
PIMCO Total Return Portfolio Advisor Class	2,888,159	1,070,361
Legg Mason ClearBridge Variable Appreciation Portfolio Class II	—	—
Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II	—	—
Legg Mason ClearBridge Variable Small Cap Growth Portfolio Class II	759,177	39,171

	$42,929,761	$52,191,896

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charges are as follows:

•

For Park Avenue Millenneium Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the twelfth policy year. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to account value breakpoint and .20% on the amount of net assets in excess of the breakpoint.

•

For Flexible Solutions Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Flexible Solution — Gold Series, GIAC deducts at a current annual rate of .50% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .10% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Executive Benefits, GIAC deducts at a current annual rate of .00% of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

B-52

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum, face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2011 and 2012, contractual charges amounted to $6,481,328 and $6,178,586, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), and Baillie Gifford Overseas Ltd. (BG Overseas) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•	RS Large Cap Alpha VIP Series Class I
•	RS Small Cap Growth Equity VIP Series Class I

As of April 27, 2012, the RS Global Natural Resources VIP Series Class II and the RS Partners VIP Series Class I were liquidated and no longer available as investment options under these policies. The policy owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series.

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

•RS Investment Quality Bond VIP Series Class I	•RS Low Duration Bond VIP Series Class I
•RS High Yield VIP Series Class I	•RS Money Market VIP Series Class I
•RS S&P 500 Index VIP Series Class I

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series Class I	•RS Emerging Markets VIP Series Class I

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee

B-53

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield VIP Series Class I	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Small Cap Growth Equity VIP Series Class I	None	0.75%	N/A

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investment Management Co., LLC, Invesco Advisers, Inc., AllianceBernstein, L.P., ALPS Advisors, Inc., American Century Investment Management, Inc., BlackRock Advisors, LLC, Davis Selected Advisers, LP, Delaware Management Company, Wells Fargo Funds Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Fred Alger Management, Inc., Janus Capital Management, LLC, Massachusetts Financial Services Company (MFS), OppenheimerFunds, Inc., PIMCO, Templeton Global Advisors Limited, EULAV Asset Management, LLC, Legg Mason Partners Fund Advisor, LLC and Waddell & Reed Investment Management Company, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2012 and 2011, were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I	134,973	188,165	(53,192)	128,651	175,155	(46,504)
RS S&P 500 Index VIP Series Class I	178,668	168,319	10,349	222,653	175,978	46,675
RS High Yield VIP Series Class I	18,428	23,991	(5,563)	23,237	30,570	(7,333)
RS Low Duration Bond VIP Series Class I	49,137	50,887	(1,750)	31,612	29,313	2,299
RS Partners VIP Series Class I	6,068	90,232	(84,164)	60,516	26,689	33,827
RS Investment Quality Bond VIP Series Class I	65,753	46,740	19,013	38,379	140,937	(102,558)
RS Global Natural Resources VIP Series Class II	34,263	98,057	(63,794)	80,531	32,730	47,801
RS Money Market VIP Series Class I	694,417	1,056,521	(362,104)	1,591,000	1,268,884	322,116
Gabelli Capital Asset Fund	40,114	53,579	(13,465)	30,971	22,745	8,226
RS International Growth VIP Series Class I	68,620	177,389	(108,769)	143,458	63,172	80,286
RS Emerging Markets VIP Series Class I	42,734	52,463	(9,729)	47,300	50,244	(2,944)

B-54

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Small Cap Growth Equity VIP Series Class I	105,356	89,776	15,580	69,896	71,610	(1,714)
Value Line Centurion Fund	17,855	27,694	(9,839)	8,578	7,578	1,000
Value Line Strategic Asset Management Trust	25,252	46,740	(21,488)	13,934	32,138	(18,204)
Invesco Van Kampen V.I. American Franchise Fund Series I (formerly Invesco V.I. Capital Appreciation Fund Series I)	9,518	8,905	613	9,043	15,352	(6,309)
Invesco V.I. Utilities Fund Series I	6,586	5,443	1,143	10,809	13,290	(2,481)
Invesco V.I. Core Equity Fund Series I	17,291	29,752	(12,461)	7,662	18,766	(11,104)
Invesco V.I. Core Equity Fund Series II	18,130	56,619	(38,489)	37,731	15,508	22,223
Invesco V.I. Government Securities Fund Series II	74,358	34,123	40,235	42,118	14,894	27,224
Invesco V.I. Mid Cap Core Equity Fund Series II	18,872	23,769	(4,897)	16,563	13,675	2,888
Invesco V.I. Utilities Fund Series II	25,441	34,473	(9,032)	10,208	744	9,464
Invesco Van Kampen V.I. Growth and Income Fund Series II	38,758	88,107	(49,349)	42,446	7,844	34,602
Alger Capital Appreciation Portfolio Class S	110,970	61,858	49,112	39,698	19,269	20,429
AllianceBernstein VPS Value Portfolio Class B	3,112	1,925	1,187	1,864	1,064	800
AllianceBernstein VPS Growth & Income Portfolio Class B	142,317	156,795	(14,478)	131,219	57,319	73,900
AllianceBernstein VPS Large Cap Growth Portfolio Class B	150,153	142,841	7,312	107,549	53,355	54,194
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	49,251	54,152	(4,901)	18,008	10,899	7,109
AllianceBernstein VPS International Value Portfolio Class B	6,710	501	6,209	10,113	9,999	114
AllianceBernstein VPS Real Estate Investment Portfolio Class B	50,151	131,038	(80,887)	88,314	47,144	41,170
American Century VP Capital Appreciation Fund Class I	17,640	5,611	12,029	34,254	18,410	15,844
American Century VP Mid Cap Value Fund Class I	44,830	38,833	5,997	19,017	11,889	7,128
BlackRock Global Allocation V.I. Fund Class III	47,142	17,719	29,423	50,405	21,221	29,184
Davis Financial Portfolio	5,103	6,981	(1,878)	6,999	9,993	(2,994)
Davis Real Estate Portfolio	40,417	34,401	6,016	14,570	14,246	324
Davis Value Portfolio	33,561	35,413	(1,852)	37,467	32,443	5,024
Delaware VIP Limited-Term Diversified Income Series Service Class	63,623	51,906	11,717	88,927	16,139	72,788
Delaware VIP Diversified Income Series Service Class	28,015	76,172	(48,157)	66,824	41,166	25,658
Delaware VIP Emerging Markets Series Service Class	33,545	36,714	(3,169)	23,825	10,201	13,624
Wells Fargo Advantage VT International Equity Fund Class II	42,370	10,042	32,328	3,592	1,204	2,388
Fidelity VIP Contrafund Portfolio Service Class 2	106,700	162,186	(55,486)	140,780	83,321	57,459
Fidelity VIP Equity-Income Portfolio Service Class 2	21,277	27,865	(6,588)	31,182	36,842	(5,660)

B-55

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Growth Opportunities Portfolio Service Class 2	6,743	8,569	(1,826)	7,860	7,038	822
Fidelity VIP High Income Portfolio Service Class 2	43,917	22,588	21,329	6,663	1,847	4,816
Fidelity VIP Mid Cap Portfolio Service Class 2	43,306	93,658	(50,352)	91,998	74,573	17,425
Fidelity VIP Freedom 2020 Portfolio Service Class 2	13,121	10,210	2,911	6,263	—	6,263
Fidelity VIP Freedom 2030 Portfolio Service Class 2	39,771	23,157	16,614	5,107	—	5,107
Templeton Growth Securities Fund Class 2	41,026	77,984	(36,958)	45,436	10,063	35,373
Templeton Global Bond Securities Fund Class 2	30,967	28,491	2,476	37,805	4,777	33,028
Mutual Shares Securities Fund Class 2	46,642	31,958	14,684	14,351	13,380	971
Franklin Small Cap Value Securities Fund Class 2	52,594	23,111	29,483	34,183	23,076	11,107
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	29,700	43,445	(13,745)	31,788	22,619	9,169
Ibbotson Growth ETF Asset Allocation Portfolio Class II	12,553	2,422	10,131	41,295	31,310	9,985
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II	11,055	10,406	649	30,973	26,052	4,921
IVY Funds VIP Small Cap Growth	4,924	358	4,566	10,915	5,538	5,377
Janus Aspen Enterprise Portfolio Institutional Shares	31,230	70,198	(38,968)	25,962	29,193	(3,231)
Janus Aspen Forty Portfolio Institutional Shares	19,023	51,119	(32,096)	25,487	29,806	(4,319)
Janus Aspen Janus Portfolio Institutional Shares	9,419	32,916	(23,497)	13,652	15,595	(1,943)
Janus Aspen Worldwide Portfolio Institutional Shares	45,529	52,551	(7,022)	34,655	42,617	(7,962)
Janus Aspen Forty Portfolio Service Shares	46,695	47,215	(520)	6,642	6,641	1
Janus Aspen Janus Portfolio Service Shares	10,429	18,238	(7,809)	10,755	854	9,901
Janus Aspen Enterprise Portfolio Service Shares	—	—	—	3,519	3,519	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares	32,158	38,914	(6,756)	65,126	53,002	12,124
Janus Aspen Balanced Portfolio Service Shares	14,301	3,005	11,296	—	—	—
Janus Aspen Worldwide Portfolio Service Shares	27,248	28,502	(1,254)	17,407	8,598	8,809
MFS Growth Series Initial Class	22,264	43,300	(21,036)	11,362	16,360	(4,998)
MFS Investors Trust Series Initial Class	10,920	12,940	(2,020)	6,628	8,378	(1,750)
MFS New Discovery Series Initial Class	20,597	16,485	4,112	32,327	23,783	8,544
MFS Research Series Initial Class	2,022	5,531	(3,509)	2,005	2,072	(67)
MFS Total Return Series Initial Class	25,622	35,147	(9,525)	35,043	49,251	(14,208)
MFS Growth Series Service Class	31,525	46,430	(14,905)	23,019	668	22,351
MFS Strategic Income Series Service Class	7,584	35,516	(27,932)	23,474	4,895	18,579
MFS Research Series Service Class	7,761	37,680	(29,919)	81,434	6,366	75,068
MFS Total Return Series Service Class	16,192	140,114	(123,922)	66,071	11,776	54,295
Oppenheimer Global Securities Fund/VA Service Class	22,607	18,338	4,269	3,129	543	2,586
PIMCO Real Return Portfolio Advisor Class	87,038	73,540	13,498	94,425	16,461	77,964
PIMCO Total Return Portfolio Advisor Class	273,521	134,729	138,792	171,688	47,533	124,155

B-56

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Legg Mason ClearBridge Variable Appreciation Portfolio Class II	—	—	—	—	—	—
Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II	—	—	—	—	—	—
Legg Mason ClearBridge Variable Small Cap Growth Portfolio Class II	40,112	2,173	37,939	—	—	—

NOTE 6 — UNIT VALUES

GIAC sells a number of variable life insurance policy products that are funded by the Account. These products have unique combinations of features and fees that are charged against the policyholder’s account balance. The differences in the fee structures result in a same unit values, expense ratios and total returns since fee charges are made directly to policy owners’ accounts through redemption of units.

In 2010, the Account elected to present in the Financial Highlights appearing in Note 6 based on the aggregate product basis for each of the Account’s investment options, rather than separate information for each product level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding, unit value and net assets for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

RS Large Cap Alpha VIP Series Class I
2012	512,844	$9.73	$4,991,500	—	1.98%	16.52%
2011	566,036	8.35	4,728,167	—	0.96%	-9.22%
2010	612,540	9.20	5,636,491	—	2.33%	17.05%
2009	654,885	7.86	5,148,228	—	0.19%	25.09%
2008	641,850	6.28	4,033,575	—	1.27%	-29.62%

RS S&P 500 Index VIP Series Class I
2012	553,054	$11.93	$6,596,645	—	1.91%	15.68%
2011	542,705	10.31	5,595,864	—	1.86%	1.95%
2010	496,030	10.11	5,016,818	—	1.77%	14.77%
2009	515,238	8.81	4,540,444	—	1.94%	26.25%
2008	645,370	6.98	4,504,757	—	2.26%	-37.16%

RS High Yield VIP Series Class I
2012	26,759	$21.64	$579,188	—	5.92%	14.57%
2011	32,322	18.89	610,649	—	7.51%	4.19%
2010	39,655	18.13	719,060	—	11.07%	13.72%
2009	21,807	15.95	347,718	—	10.06%	38.10%
2008	14,599	11.55	168,563	—	7.67%	-20.83%

RS Low Duration Bond VIP Series Class I
2012	69,316	$13.59	$941,713	—	1.69%	3.16%
2011	71,066	13.17	935,903	—	2.43%	1.91%
2010	68,766	12.92	888,643	—	2.81%	4.57%
2009	84,568	12.36	1,045,038	—	4.96%	6.38%
2008	17,054	11.62	198,107	—	5.74%	3.56%

B-57

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

RS Partners VIP Series Class I(9)
2012	—	$—	$—	—	—	—
2011	84,164	13.92	1,171,626	—	0.00%	-7.74%
2010	50,338	15.09	759,538	—	0.00%	26.66%
2009	51,289	11.91	611,002	—	0.00%	39.66%
2008	17,879	8.53	152,507	—	0.00%	-34.00%

RS Investment Quality Bond VIP Series Class I
2012	149,781	$21.50	$3,220,355	—	2.94%	6.37%
2011	130,768	20.21	2,643,326	—	3.08%	7.08%
2010	233,326	18.88	4,404,746	—	4.16%	7.72%
2009	199,660	17.53	3,499,140	—	4.42%	11.20%
2008	181,521	15.76	2,860,876	—	5.23%	0.47%

RS Global Natural Resources VIP Series Class II(9)
2012	—	$—	$—	—	—	—
2011	63,794	9.21	587,288	—	0.00%	-7.46%
2010	15,994	9.95	159,102	—	0.00%	26.81%
2009	8,648	7.84	67,838	—	0.00%	50.59%
2008	223	5.21	1,162	—	0.00%	-47.91%

RS Money Market VIP Series Class I
2012	584,865	$12.64	$7,391,573	—	0.01%	0.01%
2011	946,969	12.64	11,966,904	—	0.04%	0.03%
2010	624,853	12.63	7,894,769	—	0.02%	0.02%
2009	349,802	12.63	4,418,862	—	0.06%	0.06%
2008	343,055	12.62	4,330,938	—	1.93%	2.06%

Gabelli Capital Asset Fund
2012	94,935	$22.97	$2,180,496	—	1.28%	17.34%
2011	108,401	19.57	2,121,873	—	0.48%	-0.26%
2010	100,175	19.63	1,965,967	—	0.42%	29.89%
2009	113,458	15.11	1,714,279	—	0.84%	34.70%
2008	115,739	11.22	1,298,213	—	0.82%	-40.43%

RS International Growth VIP Series Class I
2012	133,972	$13.17	$1,764,010	—	0.72%	18.35%
2011	242,741	11.13	2,700,610	—	1.33%	-11.65%
2010	162,455	12.59	2,045,625	—	1.78%	14.19%
2009	159,552	11.03	1,759,396	—	2.27%	38.98%
2008	137,048	7.93	1,087,358	—	1.92%	-43.28%

RS Emerging Markets VIP Series Class I
2012	70,602	$36.31	$2,563,348	—	0.58%	13.59%
2011	80,331	31.96	2,567,744	—	0.00%	-20.97%
2010	83,275	40.45	3,368,298	—	2.95%	19.13%
2009	84,423	33.95	2,866,357	—	3.83%	96.37%
2008	82,257	17.29	1,422,259	—	0.26%	-56.65%

RS Small Cap Growth Equity VIP Series Class I
2012	209,982	$18.37	$3,858,199	—	0.00%	15.50%
2011	194,401	15.91	3,092,621	—	0.00%	-2.28%
2010	196,115	16.28	3,192,783	—	0.00%	27.57%
2009	179,849	12.76	2,295,135	—	0.00%	37.15%
2008	191,852	9.30	1,785,125	—	0.48%	-35.18%

B-58

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Value Line Centurion Fund
2012	37,326	$8.58	$320,213	—	0.00%	15.29%
2011	47,165	7.44	350,966	—	0.00%	5.19%
2010	46,165	7.07	326,566	—	2.26%	25.75%
2009	43,910	5.63	247,013	—	0.00%	11.09%
2008	48,068	5.06	243,418	—	0.00%	-49.27%

Value Line Strategic Asset Management Trust
2012	109,146	$15.42	$1,682,983	—	0.61%	15.43%
2011	130,633	13.36	1,744,975	—	0.56%	3.68%
2010	148,837	12.88	1,917,554	—	0.81%	15.20%
2009	152,315	11.18	1,703,383	—	1.13%	21.16%
2008	155,749	9.23	1,437,617	—	1.50%	-29.39%

Invesco Van Kampen V.I. American Franchise Fund Series I (formerly Invesco V.I. Capital Appreciation Fund Series I)
2012	47,720	$7.10	$338,676	—	0.00%	12.57%
2011	47,107	6.30	297,000	—	0.14%	-7.91%
2010	53,416	6.85	365,708	—	0.74%	15.49%
2009	62,333	5.93	369,523	—	0.63%	21.08%
2008	68,543	4.90	335,595	—	0.00%	-42.49%

Invesco V.I. Utilities Fund Series I
2012	34,097	$12.82	$437,182	—	3.22%	3.61%
2011	32,954	12.38	407,820	—	3.44%	16.45%
2010	35,435	10.63	376,586	—	3.78%	6.30%
2009	37,278	10.00	372,706	—	5.08%	14.93%
2008	39,369	8.70	342,476	—	2.76%	-32.35%

Invesco V.I. Core Equity Fund Series I
2012	97,788	$10.00	$977,483	—	0.94%	13.88%
2011	110,249	8.78	967,705	—	0.94%	-0.06%
2010	121,353	8.78	1,065,848	—	0.96%	9.56%
2009	119,995	8.02	961,998	—	1.93%	28.30%
2008	114,308	6.25	714,279	—	2.02%	-30.14%

Invesco V.I. Core Equity Fund Series II(5)
2012	9,555	$11.50	$109,860	—	0.54%	13.61%
2011	48,044	10.12	486,225	—	0.94%	-0.29%
2010	25,820	10.15	262,082	—	0.97%	9.25%
2009	13,824	9.29	128,438	—	2.22%	27.98%
2008	—	—	—	—	—	—

Invesco V.I. Government Securities Fund Series II(5)
2012	77,888	$12.38	$964,086	—	3.24%	2.22%
2011	37,652	12.11	455,942	—	2.68%	7.63%
2010	10,428	11.25	117,328	—	6.81%	5.10%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

B-59

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Invesco V.I. Mid Cap Core Equity Fund Series II(5)
2012	9,411	$10.98	$103,345	—	0.00%	10.62%
2011	14,308	9.93	142,039	—	0.10%	-6.50%
2010	11,419	10.62	121,251	—	0.42%	13.78%
2009	5,663	9.33	52,852	—	1.27%	29.86%
2008	—	—	—	—	—	—

Invesco V.I. Utilities Fund Series II(5)
2012	1,336	$11.20	$14,970	—	0.55%	3.34%
2011	10,368	10.84	112,390	—	4.85%	16.15%
2010	904	9.33	8,436	—	4.86%	6.01%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Invesco Van Kampen V.I. Growth and Income Fund Series II(5)
2012	36,710	$11.91	$437,306	—	1.38%	14.35%
2011	86,059	10.42	896,534	—	1.25%	-2.26%
2010	51,456	10.66	548,460	—	0.10%	12.19%
2009	47,538	9.50	451,634	—	5.06%	24.11%
2008	—	—	—	—	—	—

Alger Capital Appreciation Portfolio Class S(5)
2012	94,085	$13.02	$1,224,926	—	0.52%	17.89%
2011	44,973	11.04	496,662	—	0.00%	-0.63%
2010	24,544	11.11	272,758	—	0.18%	13.63%
2009	16,075	9.78	157,220	—	0.00%	50.69%
2008	—	—	—	—	—	—

AllianceBernstein VPS Value Portfolio Class B
2012	11,034	$13.36	$147,440	—	1.76%	15.54%
2011	9,847	11.56	113,880	—	1.16%	-3.78%
2010	9,048	12.02	108,740	—	1.72%	11.42%
2009	8,560	10.79	92,340	—	3.00%	21.04%
2008	13,726	8.91	122,324	—	2.11%	-41.01%

AllianceBernstein VPS Growth & Income Portfolio Class B
2012	85,909	$14.47	$1,242,710	—	1.07%	17.24%
2011	100,387	12.34	1,238,559	—	0.80%	6.07%
2010	26,487	11.63	308,094	—	0.00%	12.80%
2009	28,302	10.31	291,860	—	3.65%	20.35%
2008	28,667	8.57	245,631	—	1.70%	-40.69%

AllianceBernstein VPS Large Cap Growth Portfolio Class B
2012	74,105	$13.94	$1,032,854	—	0.02%	16.70%
2011	66,793	11.94	801,692	—	0.08%	-3.75%
2010	12,599	12.41	156,337	—	0.27%	9.83%
2009	12,412	11.30	140,234	—	0.00%	37.10%
2008	12,701	8.24	104,663	—	0.00%	-39.82%

B-60

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

AllianceBernstein VPS Global Thematic Growth Portfolio Class B
2012	19,965	$11.52	$229,967	—	0.00%	13.24%
2011	24,866	10.17	252,930	—	0.33%	-23.41%
2010	17,758	13.28	235,828	—	1.41%	18.58%
2009	10,216	11.20	114,418	—	0.00%	53.14%
2008	8,605	7.31	62,930	—	0.00%	-47.46%

AllianceBernstein VPS International Value Portfolio Class B(5)
2012	6,602	$7.67	$50,668	—	2.38%	14.19%
2011	393	6.72	2,639	—	3.87%	-19.44%
2010	279	8.34	2,327	—	4.51%	4.30%
2009	27	8.00	214	—	1.22%	34.36%
2008	—	—	—	—	—	—

AllianceBernstein VPS Real Estate Investment Portfolio Class B(5)
2012	31,655	$13.58	$429,804	—	0.88%	20.83%
2011	112,541	11.24	1,264,649	—	1.03%	8.75%
2010	71,371	10.33	737,483	—	1.21%	26.05%
2009	71,286	8.20	584,377	—	0.00%	29.22%
2008	—	—	—	—	—	—

American Century VP Capital Appreciation Fund Class I(5)
2012	35,733	$11.82	$422,398	—	0.00%	16.00%
2011	23,704	10.19	241,547	—	0.00%	-6.51%
2010	7,860	10.90	85,667	—	0.00%	31.29%
2009	4,761	8.30	39,528	—	0.00%	37.07%
2008	—	—	—	—	—	—

American Century VP Mid Cap Value Fund Class I(7)
2012	13,576	$13.82	$187,605	—	2.03%	16.33%
2011	7,579	11.88	90,034	—	1.37%	-0.69%
2010	451	11.96	5,394	—	2.82%	19.62%

BlackRock Global Allocation V.I. Fund Class III(6)
2012	80,391	$12.39	$995,893	—	1.69%	9.97%
2011	50,968	11.27	574,171	—	3.14%	-3.64%
2010	21,784	11.69	254,673	—	1.89%	9.76%
2009	—	—	—	—	—	—

Davis Financial Portfolio
2012	34,773	$14.25	$495,434	—	2.02%	18.83%
2011	36,652	11.99	439,456	—	1.27%	-7.96%
2010	39,646	13.03	516,462	—	0.89%	11.10%
2009	36,783	11.73	431,288	—	0.85%	41.18%
2008	36,794	8.31	305,586	—	0.00%	-46.36%

Davis Real Estate Portfolio
2012	47,289	$30.55	$1,444,724	—	1.02%	17.15%
2011	41,273	26.08	1,076,327	—	1.32%	8.89%
2010	40,949	23.95	980,666	—	1.84%	19.70%
2009	46,130	20.01	922,933	—	2.81%	31.73%
2008	41,258	15.19	626,657	—	2.34%	-46.91%

B-61

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Davis Value Portfolio
2012	161,072	$13.79	$2,221,550	—	1.72%	13.08%
2011	162,924	12.20	1,987,171	—	0.87%	-4.18%
2010	157,900	12.73	2,009,803	—	1.35%	12.76%
2009	160,909	11.29	1,816,264	—	0.87%	31.16%
2008	180,590	8.61	1,554,198	—	1.10%	-40.32%

Delaware VIP Limited-Term Diversified Income Series Service Class(5)
2012	94,056	$12.65	$1,189,932	—	1.43%	2.54%
2011	82,340	12.34	1,015,867	—	1.60%	2.56%
2010	9,552	12.03	114,976	—	1.89%	4.30%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Delaware VIP Diversified Income Series Service Class(5)
2012	33,467	$14.67	$490,973	—	3.49%	6.87%
2011	81,624	13.73	1,120,434	—	3.36%	6.15%
2010	55,966	12.93	723,699	—	4.41%	7.87%
2009	45,278	11.99	542,797	—	0.00%	26.66%
2008	—	—	—	—	—	—

Delaware VIP Emerging Markets Series Service Class(5)
2012	12,374	$11.59	$143,463	—	0.55%	14.19%
2011	15,543	10.15	157,818	—	1.08%	-20.00%
2010	1,919	12.69	24,354	—	1.46%	18.21%
2009	12,176	10.74	130,725	—	0.00%	77.67%
2008	—	—	—	—	—	—

Wells Fargo Advantage VT International Equity Fund Class II(6)
2012	35,149	$12.32	$432,901	—	1.34%	13.48%
2011	2,820	10.85	30,609	—	0.13%	-12.91%
2010	432	12.46	5,385	—	0.77%	16.50%
2009	—	—	—	—	—	—

Fidelity VIP Contrafund Portfolio Service Class 2
2012	303,934	$17.13	$5,206,822	—	0.98%	16.14%
2011	359,420	14.75	5,301,655	—	0.87%	-2.78%
2010	301,961	15.17	4,581,654	—	1.03%	16.93%
2009	308,874	12.98	4,008,132	—	1.25%	35.47%
2008	290,257	9.58	2,780,379	—	0.85%	-42.69%

Fidelity VIP Equity-Income Portfolio Service Class 2
2012	110,124	$15.67	$1,726,181	—	2.94%	17.05%
2011	116,712	13.39	1,562,893	—	2.25%	0.66%
2010	122,372	13.30	1,628,017	—	1.69%	14.92%
2009	116,557	11.58	1,349,379	—	2.26%	29.88%
2008	92,939	8.91	828,399	—	2.52%	-42.81%

B-62

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Fidelity VIP Growth Opportunities Portfolio Service Class 2
2012	48,807	$10.84	$529,197	—	0.15%	19.32%
2011	50,632	9.09	460,088	—	0.00%	1.97%
2010	49,810	8.91	443,879	—	0.00%	23.47%
2009	54,922	7.22	396,394	—	0.26%	45.46%
2008	51,760	4.96	256,821	—	0.14%	-55.14%

Fidelity VIP High Income Portfolio Service Class 2(5)
2012	29,167	$14.53	$423,772	—	6.73%	13.97%
2011	7,838	12.75	99,924	—	10.71%	3.72%
2010	3,022	12.29	37,148	—	15.70%	13.67%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Fidelity VIP Mid Cap Portfolio Service Class 2
2012	172,252	$27.95	$4,814,183	—	0.35%	14.56%
2011	222,604	24.40	5,430,598	—	0.02%	-10.85%
2010	205,178	27.37	5,614,820	—	0.13%	28.57%
2009	217,577	21.28	4,631,012	—	0.50%	39.75%
2008	201,462	15.23	3,068,310	—	0.24%	-39.61%

Fidelity VIP Freedom 2020 Portfolio Service Class 2(8)
2012	9,175	$11.78	$108,085	—	2.01%	13.07%
2011	6,263	10.42	65,259	—	0.00%	4.19%

Fidelity VIP Freedom 2030 Portfolio Service Class 2(8)
2012	21,721	$11.39	$247,484	—	2.52%	15.18%
2011	5,107	9.89	50,523	—	0.00%	-1.08%

Templeton Growth Securities Fund Class 2(5)
2012	1,875	$11.04	$20,698	—	3.18%	21.07%
2011	38,833	9.12	354,046	—	1.73%	-6.97%
2010	3,459	9.80	33,905	—	0.71%	7.39%
2009	2,122	9.13	19,364	—	0.00%	31.10%
2008	—	—	—	—	—	—

Templeton Global Bond Securities Fund Class 2(7)
2012	35,504	$12.61	$447,718	—	6.63%	15.07%
2011	33,028	10.96	361,961	—	7.09%	-0.87%
2010	—	—	—	—	—	—

Mutual Shares Securities Fund Class 2(6)
2012	21,210	$13.61	$288,602	—	2.36%	14.24%
2011	6,526	11.91	77,726	—	2.61%	-1.04%
2010	5,555	12.04	66,854	—	0.80%	11.19%
2009	—	—	—	—	—	—

Franklin Small Cap Value Securities Fund Class 2(5)
2012	53,079	$12.67	$672,581	—	0.89%	18.39%
2011	23,597	10.70	252,560	—	0.76%	-3.76%
2010	12,490	11.12	138,907	—	0.84%	28.22%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

B-63

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Ibbotson Balanced ETF Asset Allocation Portfolio Class II(6)
2012	109,508	$13.06	$1,430,729	—	1.45%	10.81%
2011	123,253	11.79	1,453,164	—	1.05%	-0.89%
2010	114,084	11.90	1,357,093	—	0.75%	12.47%
2009	99,064	10.58	1,055,636	—	0.68%	5.77%

Ibbotson Growth ETF Asset Allocation Portfolio Class II(6)
2012	31,105	$13.34	$414,872	—	1.66%	12.92%
2011	20,974	11.81	247,745	—	0.82%	-3.68%
2010	10,989	12.26	134,759	—	1.47%	13.86%
2009	—	—	—	—	—	—

Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II(6)
2012	14,854	$12.32	$183,066	—	1.85%	7.87%
2011	14,205	11.42	162,294	—	0.86%	1.08%
2010	9,284	11.30	104,925	—	1.47%	8.88%
2009	—	—	—	—	—	—

IVY Funds VIP Small Cap Growth(7)
2012	11,129	$11.99	$133,372	—	0.00%	5.16%
2011	6,563	11.40	74,785	—	0.00%	-10.60%
2010	1,186	12.75	15,117	—	0.00%	27.48%

Janus Aspen Enterprise Portfolio Institutional Shares
2012	202,357	$8.82	$1,784,490	—	0.00%	17.29%
2011	241,324	7.52	1,814,401	—	0.00%	-1.42%
2010	244,555	7.63	1,865,190	—	0.07%	25.85%
2009	254,859	6.06	1,544,530	—	0.00%	44.83%
2008	272,630	4.18	1,140,840	—	0.25%	-43.72%

Janus Aspen Forty Portfolio Institutional Shares
2012	109,441	$13.43	$1,470,110	—	0.67%	24.16%
2011	141,537	10.82	1,531,310	—	0.38%	-6.69%
2010	145,856	11.60	1,691,254	—	0.36%	6.75%
2009	145,024	10.86	1,575,280	—	0.04%	46.33%
2008	158,870	7.42	1,179,276	—	0.14%	-44.15%

Janus Aspen Janus Portfolio Institutional Shares
2012	69,533	$8.85	$615,613	—	0.52%	18.59%
2011	93,030	7.47	694,549	—	0.59%	-5.30%
2010	94,973	7.88	748,747	—	1.10%	14.52%
2009	103,416	6.88	711,952	—	0.53%	36.35%
2008	139,563	5.05	704,656	—	0.75%	-39.72%

Janus Aspen Worldwide Portfolio Institutional Shares
2012	165,441	$7.70	$1,273,916	—	0.87%	20.08%
2011	172,463	6.41	1,105,912	—	0.58%	-13.74%
2010	180,425	7.43	1,341,275	—	0.61%	15.83%
2009	200,728	6.42	1,288,222	—	1.43%	37.70%
2008	229,074	4.66	1,067,639	—	1.23%	-44.66%

B-64

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Janus Aspen Forty Portfolio Service Shares(5)
2012	2,825	$10.89	$30,757	—	0.27%	23.86%
2011	3,344	8.79	29,403	—	0.28%	-6.94%
2010	3,344	9.45	31,591	—	0.36%	6.48%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Janus Aspen Janus Portfolio Service Shares(5)
2012	2,092	$11.80	$24,691	—	0.23%	18.28%
2011	9,901	9.98	98,775	—	0.70%	-5.54%
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Janus Aspen Enterprise Portfolio Service Shares(4)(5)
2012	—	$—	$—	—	—	—
2011	—	—	—	—	—	—
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

Janus Aspen Perkins Mid Cap Value Portfolio Service Shares(5)
2012	30,004	$12.11	$363,441	—	0.77%	10.79%
2011	36,761	10.93	401,907	—	0.51%	-2.98%
2010	24,637	11.27	277,634	—	0.58%	15.36%
2009	14,049	9.77	137,231	—	0.33%	32.92%
2008	—	—	—	—	—	—

Janus Aspen Balanced Portfolio Service Shares(8)
2012	11,297	$33.81	$381,905	—	2.62%	21.87%
2011	—	—	—	—	—	—

Janus Aspen Worldwide Portfolio Service Shares(5)
2012	12,218	$11.26	$137,526	—	0.63%	19.86%
2011	13,472	9.39	126,512	—	0.54%	-13.99%
2010	4,663	10.92	50,912	—	0.59%	15.52%
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—

MFS Growth Series Initial Class
2012	102,220	$8.85	$904,827	—	0.00%	17.39%
2011	123,255	7.54	929,439	—	0.19%	-0.32%
2010	128,254	7.57	970,280	—	0.12%	15.34%
2009	126,446	6.56	829,397	—	0.31%	37.68%
2008	121,733	4.76	579,975	—	0.25%	-37.42%

MFS Investors Trust Series Initial Class
2012	20,102	$13.00	$261,363	—	0.84%	19.18%
2011	22,122	10.91	241,332	—	0.89%	-2.18%
2010	23,872	11.15	266,225	—	1.15%	11.10%
2009	23,177	10.04	232,655	—	1.64%	26.90%
2008	26,493	7.91	209,571	—	0.86%	-33.08%

B-65

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

MFS New Discovery Series Initial Class
2012	82,615	$15.51	$1,280,966	—	0.00%	21.22%
2011	78,503	12.79	1,004,085	—	0.00%	-10.27%
2010	69,959	14.25	997,187	—	0.00%	36.34%
2009	81,558	10.45	852,687	—	0.00%	63.18%
2008	87,279	6.41	559,181	—	0.00%	-39.33%

MFS Research Series Initial Class
2012	10,761	$11.56	$124,357	—	0.69%	17.27%
2011	14,270	9.85	140,615	—	0.86%	-0.45%
2010	14,337	9.90	141,918	—	0.90%	15.90%
2009	15,868	8.54	135,530	—	1.41%	30.54%
2008	18,071	6.54	118,232	—	0.51%	-36.09%

MFS Total Return Series Initial Class
2012	160,505	$18.79	$3,016,529	—	2.79%	11.26%
2011	170,029	16.89	2,872,225	—	2.62%	1.77%
2010	184,237	16.60	3,058,056	—	2.74%	9.93%
2009	193,629	15.10	2,923,642	—	3.65%	18.03%
2008	200,488	12.79	2,564,794	—	3.11%	-22.13%

MFS Growth Series Service Class(5)
2012	7,446	$12.53	$93,336	—	0.00%	17.07%
2011	22,351	10.71	239,301	—	0.02%	-0.56%
2010	—	—	—	—	—	—
2009	5,485	9.36	51,337	—	0.00%	37.33%
2008	—	—	—	—	—	—

MFS Strategic Income Series Service Class(5)
2012	618	$13.93	$8,613	—	0.27%	10.60%
2011	28,550	12.59	359,517	—	5.48%	4.53%
2010	9,971	12.05	120,113	—	5.26%	9.79%
2009	6,936	10.97	76,100	—	0.00%	23.88%
2008	—	—	—	—	—	—

MFS Research Series Service Class(5)
2012	62,199	$12.33	$767,115	—	0.50%	16.90%
2011	92,117	10.55	971,844	—	0.63%	-0.69%
2010	17,050	10.62	181,127	—	0.74%	15.64%
2009	14,037	9.19	128,949	—	0.00%	30.20%
2008	—	—	—	—	—	—

MFS Total Return Series Service Class(5)
2012	2,569	$12.05	$30,960	—	1.90%	10.93%
2011	126,491	10.87	1,374,342	—	2.75%	1.58%
2010	72,196	10.70	772,184	—	2.45%	9.63%
2009	71,982	9.76	702,249	—	0.00%	17.72%
2008	—	—	—	—	—	—

Oppenheimer Global Securities Fund/VA Service Class(7)
2012	6,902	$13.75	$94,862	—	1.48%	20.95%
2011	2,632	11.36	29,915	—	0.05%	-8.53%
2010	46	12.42	577	—	0.00%	24.23%

B-66

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

PIMCO Real Return Portfolio Advisor Class(6)
2012	93,143	$13.65	$1,271,566	—	0.93%	8.65%
2011	79,645	12.56	1,000,680	—	1.67%	11.57%
2010	1,681	11.26	18,936	—	1.32%	8.00%
2009	—	—	—	—	—	—

PIMCO Total Return Portfolio Advisor Class(6)
2012	335,416	$12.53	$4,202,218	—	2.47%	9.48%
2011	196,624	11.44	2,249,681	—	2.54%	3.51%
2010	72,469	11.05	801,052	—	2.30%	8.01%
2009	19,305	10.23	197,578	—	0.52%	2.35%

Legg Mason ClearBridge Variable Appreciation Portfolio Class II(4)(8)
2012	—	$—	$—	—	—	—
2011	—	—	—	—	—	—

Legg Mason ClearBridge Variable Mid Cap Core Portfolio Class II(4)(8)
2012	—	$—	$—	—	—	—
2011	—	—	—	—	—	—

Legg Mason ClearBridge Variable Small Cap Growth Portfolio Class II(8)
2012	37,939	$18.36	$696,600	—	0.28%	21.04%
2011	—	—	—	—	—	—

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2012, 2011 and 2010, average net assets are based on the daily net assets. For 2009 and 2008, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No contracts with this rider investing in this investment division.
(5)	Portfolio commenced operations on September 2, 2008.
(6)	Portfolio commenced operations on September 14, 2009.
(7)	Portfolio commenced operations on June 4, 2010.
(8)	Portfolio commenced operations on April 29, 2011.
(9)	Refer to Note 4 of the Notes to Financial Statements.

B-67

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account N at December 31, 2012 listed in Note 1, and the results of each of their operations, and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-68

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2012	2011
Admitted assets
Bonds	$1,731	$1,714
Preferred stocks	4	4
Investment in subsidiaries	20	18
Mortgage loans	2	—
Policy loans	112	109
Cash, cash equivalents and short-term investments	33	63
Receivable for securities	—	1

Total invested assets	1,902	1,909

Due and accrued investment income	23	25
Net deferred tax asset	14	13
Income tax receivable	7	—
Other assets	26	27
Receivable from separate accounts	268	198
Separate account assets	10,100	8,160

Total admitted assets	$12,340	$10,332

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,924	$1,845
Asset valuation reserve	14	14
Due to parent and affiliates	11	13
Income tax payable	—	5
Payable for securities	24	4
Other liabilities	34	39
Intercompany borrowed funds	20	—
Separate accounts liabilities	10,098	8,158

Total liabilities	12,125	10,078
Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	183	175
Unassigned surplus	30	77

Total capital and surplus	215	254

Total liabilities, capital and surplus	$12,340	$10,332

See notes to statutory basis financial statements.

B-69

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Revenues
Premiums and annuity considerations	$1,933	$1,531
Net investment income	83	91
Service fees	225	182
Commissions and expense allowances on reinsurance ceded and other income	(22)	9

Total revenues	2,219	1,813

Benefits and expenses
Policyholder benefits	1,088	1,279
Net transfers to separate accounts	844	303
General insurance expenses	99	90
Commissions and other expenses	160	130

Total benefits and expenses	2,191	1,802

Gains before federal income taxes and realized capital losses from investments	28	11
Federal income tax benefit	(29)	—

Gain from operations, net of federal income taxes and before net realized capital losses	57	11
Net realized capital losses, net of tax and transfers to IMR	(86)	(11)

Net (loss) income	$(29)	$—

See notes to statutory basis financial statements.

B-70

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2012	2011

Beginning of year balance	$254	$241

Adjustments to surplus
Net (loss) income	(29)	—
Change in net unrealized capital (losses) gains, net of tax	(19)	—
Change in non-admitted assets	(10)	8
Change in net deferred taxes	11	4
Change in asset valuation reserve	—	1
Additional paid-in and capital surplus	8	—

Net adjustments to surplus	(39)	13

End of year balance	$215	$254

See notes to statutory basis financial statements.

B-71

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Cash flows from operating activities
Premiums and annuity considerations	$1,915	$1,533
Investment income received	92	98
Service fees and other income received	201	195
Benefits and loss related payments	(1,004)	(1,259)
Net transfers to separate accounts	(914)	(355)
Commissions, expenses and taxes paid	(257)	(219)
Federal income taxes recovered	11	18
Other	4	(8)

Net cash provided by operating activities	48	3

Cash flows from investing activities
Proceeds from bonds sold or matured	459	281
Proceeds from derivatives, brokers and miscellaneous proceeds	45	12
Costs of bonds acquired	(479)	(265)
Costs of mortgage loans acquired	(2)	—
Other invested assets	(8)	—
Cost of derivatives, brokers and miscellaneous applications	(123)	(18)
Increase in policy loans, net of repayments	(3)	(3)

Net cash (used in) provided by investing activities	(111)	7

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	8	—
Intercompany borrowed funds	20	—
Net deposits on deposit-type contracts and other insurance liabilities	5	2

Net cash provided by financing activities	33	2

Net (decrease) increase in cash, cash equivalents and short-term investments	(30)	12
Cash, cash equivalents and short-term investments, beginning of year	63	51

Cash, cash equivalents and short-term investments, end of year	$33	$63

See notes to statutory basis financial statements.

B-72

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub-adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub-adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub-adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2012 and 2011. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-73

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $23 million and $13 million December 31, 2012 and 2011, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, and investments in subsidiaries.

B-74

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Receivables from Separate Accounts:

Receivables from separate accounts are primarily separate account allowances (VACARVM) and fees receivables.

Other Liabilities:

Other liabilities consist primarily contingent tax liabilities, reinsurance payables, accrued expenses and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 4.90%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 3.25%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

B-75

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5.00%-7.00% and either compound or simple depending on the rider version). Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2012 and 2011, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2012			2011
	Account Value	NAR	Average Age	Account Value	NAR	Average Age
GMDB	$8,134	$89	63	$6,527	$202	63
GMWB	5,128	244	61	3,505	336	60
GMIB*	105	—	60	107	—	59
GMAB	36	—	63	45	—	63

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a single path, deterministic projection with stipulated assumptions and the stochastic amount is based on the results of stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue

B-76

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2012 and 2011, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As December 31, 2012 and 2011, the Company had $632 million and $657 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $33 million and $30 million as of December 31, 2012 and 2011, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

B-77

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit-related declines in the value of bonds.

Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15.00% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note F).

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note G).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

B-78

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2012 and 2011, respectively, the Company had a $1 million, liability included in “Other liabilities” for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.4 million as of December 31, 2012 and 2011, respectively.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company-derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-79

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks and investments in subsidiaries at December 31, 2012 and 2011, were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2012		Gains	(Losses)
		(In millions)
U.S. Government	$16	$1	$—	$17
Special Revenue	18	1	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,672	95	(3)	1,764

Total Bonds	$1,731	$98	$(3)	$1,826

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$62	$4	$(46)	$20

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2011		Gains	(Losses)
		(In millions)
U.S. Government	$12	$2	$—	$14
Special Revenue	19	—	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,658	91	(4)	1,745

Total Bonds	$1,714	$94	$(4)	$1,804

Preferred Stocks—Perpetual	$4	$—	$(2)	$2

Investment in Subsidiaries	$54	$3	$(39)	$18

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2012 approximately 0.9% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 0.9% of the portfolio at December 31, 2012.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2012
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$301	$307
Due after one year through five years	897	942
Due after five years through ten years	351	375
Due after ten years	138	156
Sinking fund bonds, mortgage-backed securities and asset-backed securities	44	46

Total	$1,731	$1,826

B-80

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital (losses) gains included in surplus for the years ended December 31, 2012 and 2011 are summarized as follows:

	2012	2011
	(In millions)
Changes in net unrealized capital (losses) gains attributable to:
Investments in subsidiaries	$(6)	$(1)
Derivatives	(13)	2
Tax effect on unrealized capital losses (gains)	—	(1)

Total change in net unrealized capital (losses) gains, net of tax	$(19)	$—

Proceeds from sales of investments in bonds amounted to $105 million and $47 million in 2012 and 2011, respectively. Gross gains of $2 million and $3 million and gross losses of $0.3 million and $0.2 million were realized on sales of bonds in 2012 and 2011, respectively.

There were no sales of investments in preferred stocks in 2012 or 2011.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2012	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$2	$—	$—	$—	$2	$—
Special Revenue	2	—	—	—	2	—
Industrial and Miscellaneous	153	(2)	3	(1)	156	(3)

Total Bonds	157	(2)	3	(1)	160	(3)
Preferred Stocks—Perpetual	—	—	3	(1)	3	(1)

Total Temporarily Impaired Securities	$157	$(2)	$6	$(2)	$163	$(4)

December 31, 2011	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
States, Territories and Possessions	$1	$—	$—	$—	$1	$—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	79	(3)	9	(1)	88	(4)

Total Bonds	80	(3)	11	(1)	91	(4)
Preferred Stocks—Perpetual	—	—	2	(2)	2	(2)

Total Temporarily Impaired Securities	$80	$(3)	$13	$(3)	$93	$(6)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were six securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $6 million as of December 31, 2012. There were eleven securities in an unrealized loss position for greater than 12 months with a book value of $16 million and a fair value of $13 million as of December 31, 2011.

In reaching the conclusion that these impairments are temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

B-81

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Mortgage Loans:

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of the mortgage loans. Other-than-temporary impairments on loans are charged to net realized capital losses and are not adjusted for subsequent recoveries in value. There were no other-than-temporary impairments on mortgage loans in 2012.

The Company invested in one mortgage loan located in Texas in late December 2012. The Company estimated this loan’s fair value to be $2 million, equivalent to the loan’s carrying value. The interest rate on this mortgage was 3.25% and the loan to value, at time of origination was 39.74%.

Investment in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG (See Note C). Selected financial information for PAS, the Company’s significant subsidiary at December 31, 2012, is highlighted below:

	2012	2011
	(In millions)
Total assets	$34	$32
Total liabilities	18	17
Net loss	$(7)	$(1)

There were no dividends received from PAS in 2012 or 2011.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$75	$82
Subsidiaries	5	5
Policy loans	7	7

Total gross investment income	87	94
Less: investment expenses	(4)	(3)

Net investment income	$83	$91

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$3	$5
Derivatives and other	(86)	(11)

Total net realized capital losses	(83)	(6)
Transfer to IMR	(2)	(4)
Capital gain federal income tax expense	1	1

Net realized capital losses, net of tax and transfers from IMR	$(86)	$(11)

There were impairment losses of $40 thousand for 2012. There were no impairment losses in 2011.

B-82

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE and Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $2 million and $3 million as of December 31, 2012 and 2011, respectively. There is no carrying amounts of these contracts as of these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $10 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2012 and are subject to repurchase. The repurchase agreements had interest rates of 0.13% as of December 31, 2012 and matured on January 8, 2013. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of two Federal Home Loan Bank Securities each with a par value of $5 million, a fair value (with accrued interest) of $5 million, and a coupon rate of 3.75% maturing January 29, 2014. There were no repurchase agreements outstanding as of December 31, 2011.

Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2012 and 2011 were $41 million and $44 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and

B-83

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments Management Co., an affiliated company. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2012 and 2011, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets and liabilities carried at fair value by their fair value hierarchy levels at December 31, 2012 and 2011:

December 31, 2012	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$9,064	$1,036	$—	$10,100	$10,100

Total Assets at Fair Value	$9,064	$1,036	$—	$10,100	$10,100

B-84

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

There were no transfers into or out of Level 1 and 2 during 2012.

December 31, 2011	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$776	$—	$8,160	$8,160

Total Assets at Fair Value	$7,384	$776	$—	$8,160	$8,160

There were no transfers into or out of Level 1 and 2 during 2011.

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note G). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2012 and 2011 were as follows:

	2012
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	4	4
Group life renewal	—	—

	2011
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	1	1

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc. and its subsidiaries,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant

B-85

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

An estimate of the amount of any increase in the Company’s Federal or foreign income tax loss contingencies during the twelve month period ending December 31, 2013 cannot be made.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2012
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$48	$6	$54
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	48	6	54
Deferred Tax Assets Nonadmitted	17	6	23

Subtotal Net Admitted Deferred Tax Asset	31	—	31
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$14	$—	$14

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$37	$6	$43
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	37	6	43
Deferred Tax Assets Nonadmitted	7	6	13

Subtotal Net Admitted Deferred Tax Asset	30	—	30
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$—	$13

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$11	$—	$11
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	11	—	11
Deferred Tax Assets Nonadmitted	10	—	10

Subtotal Net Admitted Deferred Tax Asset	1	—	1
Deferred Tax Liabilities (DTLs)	—	—	—

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$1	$—	$1

B-86

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No.10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31,2012 and expects to exceed this minimum during 2013. The adoption of SSAP 101 did not have an impact on the company’s statutory statement for the year ended 12/31/2012.

	December 31, 2012
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$2	$—	$2
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	30	—	30
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$31	$—	$31

	December 31, 2011
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	42	—	42
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$30	$—	$30

B-87

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	—	—	—
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	—	—	—
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	(12)	—	(12)
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	—	—	—

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$1	$—	$1

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	688%	1251%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$215	$268

Impact of Tax Planning Strategies

	December 31, 2012
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	23%		0%	23%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	88%		0%	88%

	December 31, 2011
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	31%		0%	31%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	96%		0%	96%

	Change
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	(8%	)	0%	(8%	)
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	(8%	)	0%	(8%	)

Does the Company’s tax-planning strategies include the use of reinsurance?    Yes  ☐    No  ☒

All DTL were recognized as of December 31, 2012 and 2011.

B-88

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2012 and 2011.

Description	2012	2011
	(In millions)
Federal income tax expense on operating income	$(23)	$(4)
Prior year (overaccrual)/underaccrual	(2)	3
Contingent tax	(4)	1

Current federal operations income tax benefit	(29)	—
Current capital gain federal income tax expense	1	1

Total current federal income tax (benefits) expense	$(28)	$1

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011, were as follows:

	2012	2011	Change
	(In millions)
DTAs Resulting from Book/Tax Differences In:
Ordinary:
Reserves	$28	$20	$8
Policy acquisition costs	20	17	3
AG 38 Reserve	—	—	—
Capital loss related to RIC liquidation	—	—	—

Gross ordinary DTAs—(admitted and nonadmitted)	$48	$37	$11

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	17	7	10

Admitted ordinary DTAs	$31	$30	$1

Capital:
Impaired securities	$1	$1	$—
Unrealized loss on investments	4	5	(1)
Other—Capital Loss related to 2012 RIC liquidation	1	—	1

Gross capital DTAs—(admitted and nonadmitted)	$6	$6	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	6	6	—

Admitted capital DTAs	—	—	—

Total admitted DTAs	$31	$30	$1

DTLs Resulting from Book/Tax Differences In:
Ordinary:
Market discount	$2	$2	$—
Reserves	15	15	—

Total Ordinary DTLs	$17	$17	$—

Capital:

Total DTL	$17	$17	$—

Net admitted DTAs/(DTLs)	$14	$13	$1

B-89

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The change in net deferred Federal income taxes is comprised of the following:

	2012	2011	Change
Adjusted gross deferred tax assets	$54	$43	$11
Total Deferred Tax Liabilities	17	17	—

Net deferred tax assets (liabilities)	$37	$26	11

Tax effect of unrealized capital losses			—

Change in net deferred federal income tax benefit			$11

Contingent Tax Liabilities:

As of December 31, 2012, the Company had $1 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2012 and 2011, the Company recognized approximately $0 million and $1 million in interest and penalties. The Company has approximately $1 million and $1 million accrued for payment of interest and penalties at December 31, 2012 and December 31, 2011, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2009 through 2011.

Changes in the amount of contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(In millions)
Beginning Balance	$4	$4
Reductions for tax positions of prior years for:
Lapses of applicable statute limitations	(4)	—

Ending Balance	$—	$4

B-90

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2012	Effective Tax Rate*
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 35%	10	35%
Net realized capital gains (losses) @ 35%	(30)	35%

Provision calculated at statutory rate	$(20)	35%
Dividends received deduction and other	(11)	20%
Other—Capital loss related to RIC liquidation	(1)	1%

Subtotal	(32)	56%
Contingent taxes	(4)	7%
Return to provision	(2)	4%
Foreign tax credit	(1)	2%

Total	$(39)	69%

Total current federal income tax expense	$(28)	49%
Change in net deferred federal income taxes benefit	(11)	20%

Total statutory income tax benefit	$(39)	69%

*	Percentages are based on whole dollars not on rounded millions as shown

Operating Loss and Tax Credit Carryforwards:

At December 31, 2012 and 2011, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2012, the Company had $2 million in unused net capital loss carryforwards which will expire in 2014.

At December 31, 2012 and 2011, the Company did not have any unused tax credit.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(In millions)
2012	$—	$1	$1
2011	—	1	1
2010	—	—	—

Total	$—	$2	$2

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves ceded to the reinsured business and corresponding assets held by the Company amounted to $379 million and $369 million at December 31, 2012 and 2011, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company;

B-91

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into a new Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2012	2011
	(In millions)
Premiums and annuity considerations	$(55)	$(71)
Commissions and other expenses	8	14
Reserve adjustments on reinsurance ceded and other income	(32)	(5)

Total Revenues	(79)	(62)

Policyholder and contract benefits	(71)	(51)
Increase in aggregate reserves	9	(34)

Total expenses	(62)	(85)

Net (losses) gains on operations from reinsurance ceded	$(17)	$23

Net (losses) gains on operations from reinsurance ceded include ($26) million and $14 million from outside parties in 2012 and 2011, respectively.

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $134 million and $118 million in 2012 and 2011, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $12 million and $14 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

Investments:

At December 31, 2012 and 2011, respectively, approximate 28% and 32% of the Company’s separate account assets are invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,829 million and $2,637 million as of December 31, 2012 and 2011, respectively.

During 2012, The Company received $8 million from the Guardian as an additional paid-in and contributed surplus. Subsequent to the receipt, these funds were transferred to PAS as a capital contribution.

Administrative Services Agreement:

The Company has an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2012 and 2011, such fee income amounted to $4 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

B-92

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-adviser is GBG (See Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such a dividend or dividends. For the years ended December 31, 2012 and 2011, the dividends received by the Company from GBG amounted to $5 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $4 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Line of Credit:

Effective September 1, 2012, the Company (Borrower) entered into a revolving line of credit agreement with The Guardian (Lender) for $100 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender shall notify the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2012, the amount of drawings on the line of credit amounted to $20 million and is included in “Other liabilities” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $0.2 million and $0.03 million in 2012, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $3 thousand is unpaid interest expense included in “Other Liabilities” in the Statutory Basis Balance Sheets.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2012, no intercompany receivable due to the Company is over 90 days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate accounts statement includes legally insulated assets of $10,100 million and $8,160 million, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

B-93

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate accounts liabilities of $333 million and $538 million, respectively (See “NAR” in Note B). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $179 million, $141 million and $119 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The general account of the Company had paid $0.23 million, $0.02 million and $0.03 million towards separate accounts guarantees for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2012 and 2011 were as follows:

December 31, 2012	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,833	$1,833

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,814	$9,814
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	9,830	9,830

Charges for investment management administration and contract guarantees	—	38	38
Accrued expense allowances	—	230	230

Separate accounts liabilities	$—	$10,098	$10,098

December 31, 2011	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,539	$1,539

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,944	$7,944
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	7,960	7,960

Charges for investment management administration and contract guarantees	—	25	25
Accrued expense allowances	—	173	173

Separate accounts liabilities	$—	$8,158	$8,158

B-94

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2012	2011
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,833	1,539
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,182)	(1,392)

Net transfers (from) to separate accounts	651	147

Reconciling Adjustments:
Mortality and expense guarantees—variable	115	98
Administrative fees—variable annuity	59	37
Cost of insurance	19	21

Total adjustments	193	156

Net transfers to separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$844	$303

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2012 and 2011 were as follows:

December 31, 2012	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$80	$—	$—	$80	1%
At book value less current surrender charge of 5% or more	111	—	—	111	1%
At fair value	—	7,235	2,118	9,353	84%

Total with adjustment or at market value	191	7,235	2,118	9,544	86%
At book value without adjustment (minimal or no charge or adjustment)	1,114	—	—	1,114	10%
Not subjected to discretionary withdrawal	397	16	—	413	4%

Total (gross)	1,702	7,251	2,118	11,071	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,702	$7,251	$2,118	$11,071	100%

B-95

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2011	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$75	$—	$—	$75	1%
At book value less current surrender charge of 5% or more	192	—	—	192	2%
At fair value	—	5,679	1,819	7,498	82%

Total with adjustment or at market value	267	5,679	1,819	7,765	85%
At book value without adjustment (minimal or no charge or adjustment)	1,077	—	—	1,077	12%
Not subjected to discretionary withdrawal	291	16	—	307	3%

Total (gross)	1,635	5,695	1,819	9,149	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,635	$5,695	$1,819	$9,149	100%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2012, the maximum amount of dividends the Company could pay in 2013 without prior approval from the state insurance regulatory authorities was $22 million.

The following reconciles the statutory net (loss) income of the Company as reported to the regulatory authorities to consolidated GAAP net loss:

	2012	2011
	(In millions)
Statutory net (loss) income	$(29)	$—
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	(7)	(1)
Change in deferred policy acquisition costs	108	137
Future policy benefits	(100)	(189)
Reinsurance	(8)	(6)
Deferred federal income tax benefit	12	24
Transfer to interest maintenance reserve	2	4
Amortization of interest maintenance reserve	(2)	—

Consolidated GAAP net loss	$(24)	$(31)

B-96

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2012	2011
	(In millions)
Statutory capital and surplus	$215	$254
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	464	476
Elimination of asset valuation reserve	14	14
Future policy benefits	(127)	(108)
Establishment of additional deferred federal income taxes	(27)	(75)
Unrealized gains on investments	94	88
Separate account allowances	(230)	(173)
Other liabilities	(65)	(54)

Consolidated GAAP stockholder’s equity	$338	$422

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure.

On February 26, 2013, The Guardian’s Board of Directors granted authority to contribute up to $125 million of capital to GIAC, over the next 3 years, to fund the continued growth in the variable annuity and fixed annuity platforms, as well as continued investments in the 401k platform.

B-97

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2012	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$447,589
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	74,306,682
Bonds of affiliates	—
Preferred stocks (unaffiliated)	193,840
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	5,266,227
Mortgage loans	1,806
Real estate	—
Contract loans	6,757,504
Cash, cash equivalents and short-term investments	73,872
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	19,037

Total gross investment income	$87,066,557

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	2,000,000

Total mortgage loans	$2,000,000

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	16,066,408	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	3,439,055

B-98

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$347,759,476
Over 1 year through 5 years	929,883,638
Over 5 years through 10 years	354,952,472
Over 10 years through 20 years	43,439,883
Over 20 years	95,900,189

Total by Maturity	$1,771,935,658

Bonds by Class—Statement Value
Class 1	$954,084,725
Class 2	783,135,772
Class 3	29,190,840
Class 4	3,769,263
Class 5	1,754,908
Class 6	150

Total by Class	$1,771,935,658

Total Bonds Publicly Traded	1,595,234,800
Total Bonds Privately Placed	176,700,858
Preferred Stocks—Fair Value	2,500,000	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	3,506,615	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	12,544,058	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	(500,660,190)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(7,851,098)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	784,364,000
Credit Life	—
Group Life	30,868,000

Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	24,316,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,253,650,000
Credit Life	—
Group Life	292,358,000

B-99

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	55,533,817
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	8,260,419,106

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	1,816,707,624

Accident and Health Insurance—Premiums In Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	436,106,809
Dividend Accumulations—Account Balance	—

B-100

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement

$1,973,351,158.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Park Avenue Securities	Other Invested Asset	$16,066,408	0.8%
b.	Time Warner Cable inc.	Bonds	$15,482,693	0.8%
c.	BP PLC	Bonds	$13,717,934	0.7%
d.	Goldman Sachs Group Inc.	Bonds	$11,541,980	0.6%
e.	Coca-Cola Co.	Bonds	$11,358,818	0.6%
f.	Credit Suisse Group	Bonds	$11,176,647	0.6%
g.	Astrazeneca	Bonds	$11,099,854	0.6%
h.	St. Paul Companies	Bonds	$10,936,188	0.6%
i.	JP Morgan Chase & Co.	Bonds	$10,889,764	0.6%
j.	Enterprise Products	Bonds	$10,846,312	0.5%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$954,084,725	48.3%	P/RP-1	$—	0.0%
NAIC-2	$783,135,772	39.7%	P/RP-2	$—	0.0%
NAIC-3	$29,190,840	1.5%	P/RP-3	$4,000,000	0.2%
NAIC-4	$3,769,263	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,754,908	0.1%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$187,605,683	9.5%
c. Foreign-currency-denominated investments	$67,560	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$184,379,997	9.3%
Countries rated NAIC-2	$3,225,686	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-101

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$62,645,092	3.2%
Country: France	$29,052,625	1.5%
Countries rated NAIC-2:
Country: Panama	$1,163,247	0.1%
Country: Trinidad & Tobago	$1,058,824	0.1%
Countries rated NAIC-3 or below

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$67,560	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$67,560	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$67,560	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	BP Capital Markets PLC	1FE	$13,717,934	0.7%
2.	Astrazeneca	1FE	$11,099,854	0.6%
3.	Electricite De France	1FE	$9,983,132	0.5%
4.	Arcelormittal	3FE	$9,783,329	0.5%
5.	Covidien Ltd.	1FE	$8,053,460	0.4%
6.	Woodside Finance Ltd.	2FE	$6,998,135	0.4%
7.	Vodafone Group PLC	1FE	$6,977,086	0.4%
8.	France Telecom	1FE	$6,171,262	0.3%
9.	Diageo PLC	1FE	$6,065,598	0.3%
10.	Wea Finance	1FE	$5,609,780	0.3%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  {  }     No  {X}

Total admitted assets held in Canada investments.	$56,588,684	2.9%

B-102

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$10,000,000	0.5%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

B-103

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$40,689,105	2.1%	$31,689,500	$54,813,330	$48,012,800
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-104

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$15,835,334	0.83%	$15,835,334	0.83%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	11,727,885	0.62%	11,727,885	0.62%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,444,167	0.60%	11,444,167	0.60%
Revenue and assessment obligations	17,119,356	0.90%	17,119,356	0.90%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	15,812	0.00%	15,812	0.00%
Issued or guaranteed by FNMA and FHLMC	249,213	0.01%	249,213	0.01%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	77,208	0.00%	77,208	0.00%
All other	30,248,957	1.59%	30,248,957	1.59%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,399,948,610	73.60%	1,399,948,610	73.60%
Unaffiliated non-U.S. securities (including Canada)	244,126,807	12.84%	244,126,807	12.84%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-105

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	67,560	0.00%	67,560	0.00%
Other equity securities:
Affiliated	3,439,054	0.18%	3,439,054	0.18%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	2,000,000	0.11%	2,000,000	0.11%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	112,201,129	5.90%	112,201,129	5.90%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	169,298	0.01%	169,298	0.01%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	33,291,213	1.75%	33,291,213	1.75%
Other Invested Assets	16,066,408	0.85%	16,066,408	0.85%

Total Invested Assets	$1,902,028,011	100.00%	$1,902,028,011	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-106

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of Guardian Insurance & Annuity Company, Inc. which comprise the statutory basis balance sheets as of December 31, 2012 and 2011, and the related statutory basis statements of operations and of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note B and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note B.

B-107

Opinion on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company (collectively “the supplemental schedules”) as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-108